EXHIBIT 10.1
DRILLING AND OPERATING
AGREEMENT
FOR ATLAS RESOURCES SERIES 28-2010 L.P.

EXHIBIT (II)
FORM OF
DRILLING AND OPERATING AGREEMENT
FOR
ATLAS RESOURCES SERIES 28-2010 L.P.

INDEX

Section	Page

1. Assignment of Well Locations; Representations and Indemnification Associated with the Assignment of the Lease; Designation of Additional Well Locations; Outside Activities Are Not Restricted	1

2. Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations	3

3. Operator — Responsibilities in General; Covenants; Term	4

4. Operator’s Charges for Drilling and Completing Wells; Payment; Completion Determination; Dry Hole Determination; Excess Funds and Cost Overruns — Intangible Drilling Costs; Excess Funds and Cost Overruns — Tangible Costs	5

5. Title Examination of Well Locations; Developer’s Acceptance and Liability; Additional Well Locations	9

6. Operations Subsequent to Completion of the Wells; Fee Adjustments; Extraordinary Costs; Pipelines; Price Determinations; Plugging and Abandonment	9

7. Billing and Payment Procedure with Respect to Operation of Wells; Disbursements; Separate Account for Sale Proceeds; Records and Reports; Additional Information	12

8. Operator’s Lien; Right to Collect From Oil or Gas Purchaser	13

9. Successors and Assigns; Transfers; Appointment of Agent	14

10. Operator’s Insurance; Subcontractors’ Insurance; Operator’s Liability	15

11. Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind	15

12. Effect of Force Majeure; Definition of Force Majeure; Limitation	16

13. Term	17

14. Governing Law; Invalidity	17

15. Integration; Written Amendment	17

16. Waiver of Default or Breach	17

17. Notices	18

18. Interpretation	18

19. Counterparts	18

Exhibit A	Description of Leases and Initial Well Locations
Exhibits A-l through A-_____	Maps of Initial Well Locations
Exhibit B	Form of Assignment
Exhibit C	Form of Addendum

DRILLING AND OPERATING AGREEMENT
THIS AGREEMENT made this 15th day of May, 2010, by and between ATLAS RESOURCES, LLC, a Pennsylvania limited liability company (hereinafter referred to as “Atlas” or “Operator”),
and
ATLAS RESOURCES SERIES 28-2010 L.P., a Delaware limited partnership, (hereinafter referred to as the “Developer”).
WITNESSETH THAT:
WHEREAS, the Operator, by virtue of the Oil and Gas Leases (the “Leases”) described on Exhibit A attached to and made a part of this Agreement, has certain rights to develop the One Hundred Twenty Seven (127) initial well locations (the “Initial Well Locations”) identified on the maps attached to and made a part of this Agreement as Exhibits A-1 through A-                     ;
WHEREAS, the Developer, subject to the terms and conditions of this Agreement, desires to acquire certain of the Operator’s rights to develop the Initial Well Locations and to provide for the development on the terms and conditions set forth in this Agreement of additional well locations (“Additional Well Locations”) that the parties may from time to time designate; and
WHEREAS, the Operator is in the oil and gas exploration and development business, and the Developer desires that Operator, as its independent contractor, perform certain services in connection with its efforts to develop the aforesaid Initial and Additional Well Locations (collectively the “Well Locations”) and to operate the wells completed on the Well Locations, on the terms and conditions set forth in this Agreement;
NOW THEREFORE, in consideration of the mutual covenants herein contained and subject to the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agreeas follows:
1.	Assignment of Well Locations; Representations and Indemnification Associated with the Assignment of the Lease; Designation of Additional Well Locations; Outside Activities Are Not Restricted.
(a)	Assignment of Well Locations. The Operator shall execute an assignment of an undivided percentage of Working Interest in the Well Location for each well to the Developer as shown on Exhibit A attached hereto, which assignment shall be limited by the Operator to the “Prospect” which is defined as the minimum area permitted by state law or local practice on which one well may be drilled, which may be different for different Horizons. Subject to the foregoing sentence, “Prospect” shall be deemed:
•	the wellbore plus 125 feet on either side of the center line of a lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the bottom of the Tully zone to the bottom of the Marcellus Shale formation, in horizontal wells in the Marcellus Shale formation in western Pennsylvania;
•	the wellbore plus 125 feet on either side of the center line of a lateral in the well extending from the beginning of the first perforation or open hole section to the end of the last perforation or last open hole section and from the top of the Borden Shale zone to the bottom of the New Albany zone, in horizontal wells in the New Albany Shale reservoir in Indiana;
•	the wellbore plus 125 feet on either side of the center line of a lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the top of the Fort Payne zone to the bottom of the Chattanooga zone, in any horizontal wells in the Chattanooga Shale reservoir in Tennessee;
•	the wellbore plus 125 feet on either side of the center line of a lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the top of the Lachine Member to the bottom of the Antrim zone, in any horizontal wells in the Antrim Shale reservoir in Michigan; and

The assignment shall be substantially in the form of Exhibit B attached to and made a part of this Agreement. The amount of acreage, or the wellbore, as the case may be, included in each Initial Well Location and the configuration of the Initial Well Location are indicated on the maps attached to this Agreement as Exhibits A-l through A-_____. The amount of acreage, or the wellbore, as the case may be, included in each Additional Well Location and the configuration of the Additional Well Location shall be indicated on the maps to be attached as exhibits to the applicable addendum to this Agreement as provided in sub-section (c) below.
(b)	Representations and Indemnification Associated with the Assignment of the Lease. With respect to the Lease assignements described in Section 1(a), the Operator represents and warrants to the Developer that:
(i)	the Operator is the lawful owner of the Lease and rights and interest under the Lease and of the personal property on the Lease or used in connection with the Lease;

(ii)	the Operator has good right and authority to sell and convey the rights, interest, and property;

(iii)	the rights, interest, and property are free and clear from all liens and encumbrances; and

(iv)	all rentals and royalties due and payable under the Lease have been duly paid.
The Operator agrees to indemnify, protect and hold the Developer and its successors and assigns harmless from and against all costs (including but not limited to reasonable attorneys’ fees), liabilities, claims, penalties, losses, suits, actions, causes of action, judgments or decrees resulting from the breach of any of the above representations and warranties. It is understood and agreed that, except as specifically set forth above, the Operator makes no warranty or representation, express or implied, as to its title or the title of the lessors in and to the lands or oil and gas interests covered by said Leases.
(c)	Designation of Additional Well Locations. If the parties hereto desire to designate Additional Well Locations to be developed in accordance with the terms and conditions of this Agreement, then the parties shall execute an addendum substantially in the form of Exhibit C attached to and made a part of this Agreement specifying:
(i)	the undivided percentage of Working Interest and the Oil and Gas Leases to be included as Leases under this Agreement;
(ii)	the amount and configuration of acreage included in each Additional Well Location on maps attached as exhibits to the addendum; and
(iii)	their agreement that the Additional Well Locations shall be developed in accordance with the terms and conditions of this Agreement.
(d)	Outside Activities Are Not Restricted. It is understood and agreed that the assignment of rights under the Leases and the oil and gas development activities contemplated by this Agreement relate only to the Initial Well Locations and the Additional Well Locations. Nothing contained in this Agreement shall be interpreted to restrict in any manner the right of each of the parties to conduct without the participation of the other party any additional activities relating to exploration, development, drilling, production, or delivery of oil and gas on lands adjacent to or in the immediate vicinity of the Well Locations or elsewhere.

2.	Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations.
(a)	Drilling of Wells. Operator, as Developer’s independent contractor, agrees to drill, complete (or plug) and operate One Hundred Twenty Seven (127) oil and gas wells on the One Hundred Twenty Seven (127) Initial Well Locations in accordance with the terms and conditions of this Agreement. Developer, as a minimum commitment, agrees to participate in and pay the Operator’s charges for drilling and completing (or plugging) the wells and any extra costs pursuant to Section 4 in proportion to the share of the Working Interest owned by the Developer in the wells with respect to all initial wells. It is understood and agreed that, subject to sub-section (e) below, Developer does not reserve the right to decline participation in the drilling of any of the initial wells to be drilled under this Agreement.
(b)	Timing. Operator shall begin drilling the first well within thirty (30) days after the date of this Agreement, and shall begin drilling each of the other initial wells for which payment is made pursuant to Section 4(b) before the close of the 90th day after the close of the calendar year in which this Agreement is entered into by Operator and the Developer. Subject to the foregoing time limits, Operator shall determine the timing of and the order of drilling the Initial Well Locations.
(c)	Extent of Drilling. All of the wells to be drilled under this Agreement shall be:
(i)	drilled and completed (or plugged) in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographical area of the Well Locations; and

(ii)	drilled to a depth sufficient to test thoroughly the objective formation or the deepest assigned depth, whichever is less, in the case of a vertical well, and drilled vertically and horizontally to the extent of the assigned Lease interest necessary to thoroughly test the objective formation in the case of a horizontal well.
(d)	Interest of Developer. Except as otherwise provided in this Agreement, all costs, expenses, and liabilities incurred in connection with the drilling and other operations and activities contemplated by this Agreement shall be borne and paid, and all wells, gathering lines of up to approximately 2,500 feet on each Well Location in connection with a natural gas well, equipment, materials, and facilities acquired, constructed or installed under this Agreement shall be owned, by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Subject to the payment of lessor’s royalties and other royalties and overriding royalties, if any, production of oil and gas from the wells to be drilled under this Agreement shall be owned by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Additionally, all costs, expenses, and liabilities incurred in connection with the leasing, developing, drilling, and operation of water disposal or injection wells, and the transportation or injection of waste water from Developer’s productive wells under this Agreement shall be the sole responsibility of Developer in proportion to the share of the Working Interest owned by the Developer. In the event Operator provides any services related to disposal wells, injection wells, transportation of waste water or similar matters under this Agreement, Operator shall be paid a monthly competitive fee, as determined by Developer and Operator.
(e)	Right to Substitute Well Locations. Notwithstanding the provisions of sub-section (a) above, if the Operator or Developer determines in good faith, with respect to any Well Location, before operations begin under this Agreement on the Well Location, that it would not be in the best interest of the parties to drill a well on the Well Location, then the party making the determination shall notify the other party of its determination and the basis for its determination and, unless otherwise instructed by Developer, the well shall not be drilled. This determination may be based on:
(i)	the production or failure of production of any other wells that may have been recently drilled in the immediate area of the Well Location;

(ii)	newly discovered title defects; or
(iii)	any other evidence with respect to the Well Location as may have been obtained.
If the well is not drilled, then Operator shall promptly propose a new well location (including all information for the Well Location as Developer may reasonably request) to be substituted for the original Well Location. Developer shall then have seven (7) business days to either reject or accept the proposed new well location. If the new well location is rejected, then Operator shall promptly propose another substitute well location pursuant to the provisions of this sub-section.
Once the Developer accepts a substitute well location or does not reject it within the seven (7) day period, this Agreement shall terminate as to the original Well Location and the substitute well location shall become subject to the terms and conditions of this Agreement.
3.	Operator — Responsibilities in General; Covenants; Term.
(a)	Operator — Responsibilities in General. Atlas shall be the Operator of the wells and Well Locations subject to this Agreement and, as the Developer’s independent contractor, shall, in addition to its other obligations under this Agreement do the following:
(i)	arrange for drilling and completing (or plugging) the wells and, if a gas well, installing the necessary gas gathering line systems and connection facilities;
(ii)	make the technical decisions required in drilling, testing, completing (or plugging), and operating the wells;
(iii)	manage and conduct all field operations in connection with the drilling, testing, completing (or plugging), equipping, operating, and producing the wells;
(iv)	maintain all wells, equipment, gathering lines if a gas well, and facilities in good working order during their useful lives;
(v)	perform the necessary administrative and accounting functions; and
(vi)	design water disposal plans, if needed, for the wells.
In performing the work contemplated by this Agreement, Operator is an independent contractor with authority to control and direct the performance of the details of the work.
(b)	Covenants. Operator covenants and agrees that under this Agreement:
(i)	it shall perform and carry on (or cause to be performed and carried on) its duties and obligations in a good, prudent, diligent, and workmanlike manner using technically sound, acceptable oil and gas field practices then prevailing in the geographical area of the Well Locations;
(ii)	all drilling and other operations conducted by, for and under the control of Operator shall conform in all respects to federal, state and local laws, statutes, ordinances, regulations, and requirements;
(iii)	unless otherwise agreed in writing by the Developer, all work performed pursuant to a written estimate shall conform to the technical specifications set forth in the written estimate and all equipment and materials installed or incorporated in the wells and facilities shall be new or used and of good quality;

(iv)	in the course of conducting operations, it shall comply with all terms and conditions, other than any minimum drilling commitments, of the Leases (and any related assignments, amendments, subleases, modifications and supplements);
(v)	it shall keep the Well Locations and all wells, equipment and facilities located on the Well Locations free and clear of all labor, materials and other types of liens or encumbrances arising out of operations;
(vi)	it shall file all reports and obtain all permits and bonds required to be filed with or obtained from any governmental authority or agency in connection with the drilling or other operations and activities; and
(vii)	it will provide competent and experienced personnel to supervise drilling, completing (or plugging), and operating the wells and use the services of competent and experienced service companies to provide any third party services necessary or appropriate in order to perform its duties.
(c)	Term. Atlas shall serve as Operator under this Agreement until the earliest of:
(i)	the termination of this Agreement pursuant to Section 13;
(ii)	the termination of Atlas as Operator by the Developer at any time in the Developer’s discretion, with or without cause on sixty (60) days’ advance written notice to the Operator; or
(iii)	the resignation of Atlas as Operator under this Agreement which may occur on ninety (90) days’ written notice to the Developer at any time after five (5) years from the date of this Agreement, it being expressly understood and agreed that Atlas shall have no right to resign as Operator before the expiration of the five-year period.
Any successor Operator shall be selected by the Developer. Nothing contained in this sub-section shall relieve or release Atlas or the Developer from any liability or obligation under this Agreement that accrued or occurred before Atlas’ removal or resignation as Operator under this Agreement. On any change in Operator under this provision, the then present Operator shall deliver to the successor Operator possession of all records, equipment, materials and appurtenances used or obtained for use in connection with operations under this Agreement and owned by the Developer.
4.	Operator’s Charges for Drilling and Completing Wells; Payment; Completion Determination; Dry Hole Determination; Excess Funds and Cost Overruns-Intangible Drilling Costs; Excess Funds and Cost Overruns-Tangible Costs.
(a)	Operator’s Charges for Drilling and Completing Wells. Each oil and gas well that is drilled and completed under this Agreement shall be drilled and completed for an amount equal to the sum of the following items: (i) the Cost of permits, supplies, materials, equipment, and all other items used in the drilling and completion of a well provided by third-parties, or if the foregoing items are provided by Affiliates of the Developer’s Managing General Partner, then those items shall be charged at competitive rates; (ii) fees for third-party services; (iii) fees for services provided by the Developer’s Managing General Partner’s Affiliates, which shall be charged at competitive rates; (iv) an administration and oversight fee at a competitive rate in the area where the well is situated, which is $244,222 per horizontal well in the Marcellus Shale primary area, and $46,122 per horizontal well in the New Albany Shale (Indiana) primary area; and (v) a mark-up in an amount equal to 18% of the sum of (i), (ii), (iii) and (iv), above, for the Developer’s Managing General Partner’s services as general drilling contractor as Operator under this Agreement.

“Cost” shall mean the price paid by Operator in an arm’s-length transaction. Additionally, if the Operator drills a well for the Developer that the Developer’s Managing General Partner determines is not an average well in the area because of the well’s depth, complexity associated with either drilling or completion activity or as otherwise determined by the Managing General Partner, the administration and oversight fee for the well described above, if applicable, and in §4.02(d)(1)(iv) of the Developer’s Partnership Agreement, may be increased to a competitive rate as determined by the Managing General Partner.
The estimated price for drilling and completing each of the wells shall be set forth in an Authority for Expenditure (“AFE”) that shall be attached to this Agreement as an Exhibit, and shall cover all ordinary costs which may be incurred in drilling and completing (or plugging) each well. This includes without limitation, site preparation, permits and bonds, roadways, surface damages, power at the site, water, Operator’s compensation as set forth above, rights-of-way, drilling rigs, equipment and materials, costs of title examinations, logging, cementing, fracturing, casing, meters (other than utility purchase meters), connection facilities, salt water collection tanks, separators, siphon string, rabbit, tubing, an average of 2,500 feet of gathering line per well in connection with each gas well, and geological, geophysical and engineering services.
After each intangible well or additional well is drilled and completed under this Agreement, on request Operator shall prepare and deliver to the Developer an amended AFE that sets forth the allocation between Intangible Drilling Costs and Tangible Costs (as those terms are defined in Section 4(b), below, for the well based on the actual costs to drill and complete the well.
(b)	Payment. The Developer shall pay to Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated IDCs and Tangible Costs, as those terms are defined below, for drilling and completing all initial wells on execution of this Agreement. Notwithstanding the foregoing, Atlas’ payments for its share of the estimated Tangible Costs, as that term is defined below, of drilling and completing all initial wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred. The Developer’s payment shall be nonrefundable in all events in order to enable Operator to do the following:
(i)	commence site preparation for the initial wells;
(ii)	obtain suitable subcontractors for drilling and completing or plugging the initial wells at currently prevailing prices; and
(iii)	insure the availability of equipment and materials.
For purposes of this Agreement, “Intangible Drilling Costs” or “IDCs” shall mean those expenditures associated with property acquisition and the drilling and completion of oil and gas wells that under present law are generally accepted as fully deductible currently for federal income tax purposes. This includes:
(i)	all expenditures made with respect to any well before the establishment of production in commercial quantities for wages, fuel, repairs, hauling, supplies and other costs and expenses incident to and necessary for the drilling of the well and the preparation of the well for the production of oil or gas, that are currently deductible pursuant to Section 263(c) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Reg. Section 1.612-4, which are generally termed “intangible drilling and development costs”;
(ii)	the expense of plugging and abandoning any well before a completion attempt; and
(iii)	the costs (other than Tangible Costs and Lease acquisition costs) to re-enter and deepen an existing well, complete the well to deeper formations or reservoirs, or plug and abandon the well if it is nonproductive from the targeted deeper formations or reservoirs.

“Tangible Costs” shall mean those costs associated with property acquisition and the drilling and completion of oil and gas wells that are generally accepted as capital expenditures pursuant to the provisions of the Code. This includes:
(i)	all costs of equipment, parts and items of hardware used in drilling and completing (or plugging) a well;
(ii)	the costs (other than IDCs and Lease acquisition costs) to re-enter and deepen an existing well, complete the well to deeper formations or reservoirs, or plug and abandon the well if it is nonproductive from the targeted deeper formations or reservoirs; and
(iii)	those items necessary to deliver acceptable oil and gas production to purchasers to the extent installed downstream from the wellhead of any well, which are required to be capitalized under the Code and its regulations.
With respect to each additional well drilled on the Additional Well Locations, if any, the Developer shall pay to Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated IDCs and Tangible Costs for drilling and completing the well on execution of the applicable addendum pursuant to Section l(c) above. Notwithstanding the foregoing, Atlas’ payments for its share of the estimated Tangible Costs of drilling and completing all additional wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred.
The Developer’s payment shall be nonrefundable in all events in order to enable Operator to do the following:
(i)	commence site preparation for the additional wells;
(ii)	obtain suitable subcontractors for drilling and completing the additional wells at currently prevailing prices; and
(iii)	insure the availability of equipment and materials.
Developer shall pay, in proportion to the share of the Working Interest owned by the Developer in the wells, any extra costs incurred for each well pursuant to sub-section (a) above within ten (10) business days of its receipt of Operator’s statement for the extra costs.
(c)	Completion Determination. Operator shall determine whether or not to run the production casing for an attempted completion or to plug and abandon any well drilled under this Agreement. However, a well shall be completed only if Operator has made a good faith determination that there is a reasonable possibility of obtaining commercial quantities of oil and/or gas.
(d)	Dry Hole Determination. If Operator determines at any time during the drilling or attempted completion of any well drilled under this Agreement, in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the Well Location that the well should not be completed, then it shall promptly and properly plug and abandon the well.
(e)	Excess Funds and Cost Overruns-Intangible Drilling Costs. Any estimated IDCs (which are the IDCs set forth on the AFE Exhibit) prepaid by Developer with respect to any well that exceed Operator’s price specified in sub-section (a) above for the Intangible Drilling Costs of the well (i.e., the actual IDCs) shall be retained by Operator. This excess of estimated IDCs as reflected on the AFE Exhibit over the actual price of the IDCs for the well shall be applied, in proportion to the share of the Working Interest owned by the Developer in the wells, to:
(i)	the IDCs of an additional well or wells to be drilled on the Additional Well Locations; or

(ii)	any cost overruns owed by the Developer to Operator for IDCs on one or more of the other wells on the Well Locations.
Conversely, if Operator’s price specified in sub-section (a) above for the IDCs of any well (i.e., the actual IDCs) exceeds the estimated IDCs (which are the IDCs set forth on the AFE Exhibit) prepaid by Developer for the well, then:
(i)	Developer shall pay the additional price to Operator within ten (10) business days after notice from Operator that the additional amount is due and owing; or
(ii)	Developer and Operator may agree to delete or reduce Developer’s Working Interest in the well or one or more of the other wells to be drilled under this Agreement to provide funds to pay the additional amounts owed by Developer to Operator. If doing so results in any excess prepaid IDCs, then these funds shall be applied, in proportion to the share of the Working Interest owned by the Developer in the wells, to:
(a)	the IDCs of an additional well or wells to be drilled on the Additional Well Locations; or
(b)	any cost overruns owed by the Developer to Operator for IDCs of one or more of the other wells on the Well Locations.
The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.
(f)	Excess Funds and Cost Overruns — Tangible Costs. Any estimated Tangible Costs (which are the Tangible Costs set forth on the AFE Exhibit) prepaid by Developer with respect to any well that exceed Operator’s price specified in sub-section (a) above for the Tangible Costs of the well (i.e., the actual Tangible Costs) shall be retained by Operator. This excess of Tangible Costs as reflected on the AFE Exhibit over the actual price of the Tangible Costs for the well shall be applied, in proportion to the share of the Working Interest owned by the Developer in the wells, to:
(i)	the Developer’s Participants’ share of the Tangible Costs for an additional well or wells to be drilled on the Additional Well Locations; or
(ii)	any cost overruns owed by the Developer to Operator for the Developer’s Participants’ share of the Tangible Costs or Intangible Drilling Costs of one or more of the other wells on the Well Locations.
Conversely, if Operator’s price specified in sub-section (a) above for the Developer’s Participants’ share of Tangible Costs of any well (i.e., the actual Tangible Costs) exceeds the estimated Tangible Costs (which are the Tangible Costs set forth on the AFE Exhibit) prepaid by Developer for the Developer’s Participants’ share of the Tangible Costs for the well, then:
(i)	Developer shall pay the additional price to Operator within ten (10) business days after notice from Operator that the additional price is due and owing; or
(ii)	Developer and Operator may agree to delete or reduce Developer’s Working Interest in the well or one or more of the other wells to be drilled under this Agreement to provide funds to pay the additional amounts owed by Developer to Operator. If doing so results in any excess prepaid Tangible Costs, then these funds shall be applied, in proportion to the share of the Working Interest owned by the Developer in the wells, to:
(a)	the Developer’s Participants’ share of the Tangible Costs of an additional well or wells to be drilled on the Additional Well Locations; or
(b)	any cost overruns owed by the Developer to Operator for the Developer’s Participants’ share of the Tangible Costs or Intangible Drilling Costs of one or more of the other wells on the Well Locations.

(iii)	The Developer’s Participants’ share of the Tangible Costs, in the aggregate, of all of the wells drilled under this Agreement and any additional wells to be drilled on the Additional Well Locations under any Addendum to this Agreement shall not exceed fifteen percent (15%) of the total price prepaid by Developer to Operator pursuant to Section 4(b) of this Agreement or any Addendum hereto. The Developer’s Managing General Partner shall pay all remaining Tangible Costs owed by Developer to Operator. Developer’s Managing General Partner’s share of Tangible Costs for the wells drilled under this Agreement, or any Addendum hereto, shall be paid within five (5) business days of notice from Operator that the Tangible Costs have been incurred. The Developer’s Participants’ share of the Tangible Costs of any one well drilled under this Agreement shall be determined, subject to the preceding sentence, taking into account the Developer’s share of all of the Tangible Costs of all of the wells to be drilled under this Agreement and any Addendum hereto.
The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.
5.	Title Examination of Well Locations; Developer’s Acceptance and Liability; Additional Well Locations.
(a)	Title Examination of Well Locations, Developer’s Acceptance and Liability. The Developer acknowledges that Operator has furnished Developer with the title opinions identified on Exhibit A, and other documents and information that Developer or its counsel has requested in order to determine the adequacy of the title to the Initial Well Locations and leased premises subject to this Agreement. The Developer accepts the title to the Initial Well Locations and leased premises and acknowledges and agrees that, except for any loss, expense, cost, or liability caused by the breach of any of the warranties and representations made by the Operator in Section l(b), any loss, expense, cost or liability whatsoever caused by or related to any defect or failure of the Developer’s title shall be the sole responsibility of and shall be borne entirely by the Developer.
(b)	Additional Well Locations. Before beginning drilling of any well on any Additional Well Location, Operator shall conduct, or cause to be conducted, a title examination of the Additional Well Location, in order to obtain appropriate abstracts, opinions and certificates and other information necessary to determine the adequacy of title to both the applicable Lease and the fee title of the lessor to the premises covered by the Lease. The results of the title examination and such other information as is necessary to determine the adequacy of title for drilling purposes shall be submitted to the Developer for its review and acceptance. No drilling on the Additional Well Location shall begin until the title has been accepted in writing by the Developer or Developer has otherwise authorized the drilling on the Additional Well Location. After any title has been accepted by the Developer or drilling on the Additional Well Location has begun, any loss, expense, cost, or liability whatsoever, caused by or related to any defect or failure of the Developer’s title shall be the sole responsibility of and shall be borne entirely by the Developer, unless such loss, expense, cost, or liability was caused by the breach of any of the warranties and representations made by the Operator in Section l(b).
6.	Operations Subsequent to Completion of the Wells; Fee Adjustments; Extraordinary Costs; Pipelines; Price Determinations; Plugging and Abandonment.
(a)	Operations Subsequent to Completion of the Wells. Beginning with the month in which a well drilled under this Agreement begins to produce, Operator shall be entitled to an operating fee at a competitive rate in the area where the well is situated, which is $975 per month for each productive well in the Marcellus Shale in western Pennsylvania and $1,500 per month for each productive well in the New Albany Shale in Indiana. The operating fees shall be proportionately reduced, on a well-by-well basis to the extent the Developer owns less than 100% of the Working Interest in a well. This fee shall be in lieu of any direct charges by Operator for its services or the provision by Operator of its equipment for normal superintendence and maintenance of the wells and related pipelines and facilities.

The operating fees shall cover all normal, regularly recurring operating expenses for the production, delivery and sale of natural gas, including without limitation:
(i)	well tending, routine maintenance and adjustment;

(ii)	reading meters, recording production, pumping, maintaining appropriate books and records;

(iii)	preparing reports to the Developer and government agencies; and

(iv)	collecting and disbursing revenues.
The operating fees shall not cover costs and expenses related to the following:
(i)	the production and sale of oil;

(ii)	the collection and disposal of salt water or other liquids produced by the wells;

(iii)	the rebuilding of access roads; and

(iv)	the purchase of equipment, materials or third party services;
which, subject to the provisions of sub-section (c) of this Section 6, shall be invoiced by Operator to the Developer on a monthly basis, and shall be paid by the Developer within ten (10) business days after notice from Operator that the additional amounts are due and owing in proportion to the share of the Working Interest owned by the Developer in the wells.
Any well that is temporarily abandoned or shut-in continuously for an entire calendar month shall not be considered a producing well for purposes of determining the number of wells in the month subject to the operating fee.
(b)	Fee Adjustments. The monthly operating fee set forth in sub-section (a) above may be adjusted by Operator annually, as of the first day of January (the “Adjustment Date”) of each year, beginning January 1, 2011. This adjustment, if any, shall not exceed the percentage increase in the average weekly earnings of “Crude Petroleum, Natural Gas, and Natural Gas Liquids” workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics, and shown in Employment and Earnings Publication, Monthly Establishment Data, Hours and Earning Statistical Table C-2, Index Average Weekly Earnings of “Crude Petroleum, Natural Gas, and Natural Gas Liquids” workers, SIC Code #131-2, or any successor index thereto, since January l, 2010, in the case of the first adjustment, and since the previous Adjustment Date, in the case of each subsequent adjustment.
In addition, the monthly operating fee set forth in sub-section (a) above for any given well or wells being operated under this Agreement may be increased beyond the annual adjustment described in the prior paragraph without advance notice to the Developer, from time-to-time, to the competitive rate in the area where the well(s) are situated, as determined by the Operator in its sole discretion.
(c)	Extraordinary Costs. Without the prior written consent of the Developer, pursuant to a written estimate submitted by Operator, Operator shall not undertake any single project or incur any extraordinary cost with respect to any well being produced under this Agreement that is reasonably estimated to result in an expenditure of more than $5,000, unless the project or extraordinary cost is necessary for the following:
(i)	to safeguard persons or property; or
(ii)	to protect the well or related facilities in the event of a sudden emergency.

In no event, however, shall the Developer be required to pay for any project or extraordinary cost arising from the negligence or misconduct of Operator, its agents, servants, employees, subcontractors, licensees, or invitees.
All extraordinary costs incurred and the cost of projects undertaken under this section with respect to a well being produced under this Agreement shall be billed to the Developer at the invoice cost of third-party services performed or materials purchased together with a reasonable and competitive charge by Operator for any services performed directly by it, in proportion to the share of the Working Interest owned by the Developer in the well. Operator shall have the right to require the Developer to pay in advance all or a portion of the estimated costs of a project undertaken under this section, before undertaking the project, in proportion to the share of the Working Interest owned by the Developer in the well or wells.
(d)	Pipelines. Subject to Sections 2 (d) and 4 (a) relating to Developer’s interest in gathering lines for the wells, Developer shall have no interest in any natural gas pipeline and gathering system or processing plant, including but not limited to gathering system’s owned by the Operator or its Affiliates, including Laurel Mountain Midstream, LLC’s gathering system and processing plants in Indiana in which an affiliate of the Developer owns an interest. Also, Developer shall not be charged any cost or expense for the construction, expansion or maintenance of those pipeline and gathering systems or processing plants.
(e)	Price Determinations. Notwithstanding anything in this Agreement to the contrary, the Developer shall pay all costs in proportion to the share of the Working Interest owned by the Developer in the wells with respect to obtaining price determinations under and otherwise complying with the Natural Gas Policy Act of 1978 and the implementing state regulations. This responsibility shall include, without limitation, preparing, filing, and executing all applications, affidavits, interim collection notices, reports and other documents necessary or appropriate to obtain price certification, to effect sales of natural gas, or otherwise to comply with the Act and the implementing state regulations.
Operator agrees to furnish the information and render the assistance as the Developer may reasonably request in order to comply with the Act and the implementing state regulations without charge for services performed by its employees.
(f)	Plugging and Abandonment. The Developer shall have the right to direct Operator to plug and abandon any well that has been completed under this Agreement as a producer. In addition, Operator shall not plug and abandon any well that has been drilled and completed as a producer under this Agreement before obtaining the written consent of the Developer. However, if the Operator determines that any well drilled and completed under this Agreement as a producer shall be plugged and abandoned in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the well location, and makes a written request to the Developer for authority to plug and abandon the well and the Developer fails to respond in writing to the request within forty-five (45) days following the date of the request, then the Developer shall be deemed to have consented to the plugging and abandonment of the well.
All costs and expenses related to plugging and abandoning wells that have been drilled and completed under this Agreement as producing wells shall be borne and paid by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Also, at any time after one (1) year from the date each well drilled and completed under this Agreement is placed into production, Operator shall have the right to deduct each month from the proceeds of the sale of the production from the well up to $200, in proportion to the share of the Working Interest owned by the Developer in the well, for the purpose of establishing a fund to cover the Operator’s estimate of the Developer’s share of the costs of eventually plugging and abandoning the well. All of these funds shall be deposited by Operator in a separate interest bearing escrow account for the account of the Developer, and the total amount so retained and deposited shall not exceed Operator’s reasonable estimate of Developer’s share of the costs of eventually plugging and abandoning the well.

7.	Billing and Payment Procedure with Respect to Operation of Wells; Disbursements; Separate Account for Sale Proceeds; Records and Reports; Additional Information.
(a)	Billing and Payment Procedure with Respect to Operation of Wells. Operator shall promptly and timely pay and discharge on behalf of the Developer, in proportion to the share of the Working Interest owned by the Developer in the wells, the following:
(i)	all expenses and liabilities payable and incurred by reason of its operation of the wells in accordance with this Agreement, such as severance taxes, royalties, overriding royalties, operating fees, and pipeline gathering charges; and
(ii)	any third-party invoices received by Operator with respect to the Developer’s share of the costs and expenses incurred in connection with the operation of the wells.
Operator, however, shall not be required to pay and discharge any of the above costs and expenses that are being contested in good faith by Operator.
Operator shall:
(i)	deduct the foregoing costs and expenses from the Developer’s share of the proceeds of the oil and/or gas sold from the wells; and
(ii)	keep an accurate record of the Developer’s account, showing expenses incurred and charges and credits made and received with respect to each well.
If the Developer’s share of the proceeds of the oil and/or gas sold from the wells is insufficient to pay the costs and expenses, then Operator shall promptly and timely pay and discharge the costs and expenses described above, in proportion to the share of the Working Interest owned by the Developer in the wells, and prepare and submit an invoice to the Developer each month for those costs and expenses. The invoice shall be accompanied by the form of statement specified in sub-section (b) below, and shall be paid by the Developer within ten (10) business days of its receipt.
(b)	Disbursements. Operator shall disburse to the Developer, on a monthly basis, the Developer’s share of the proceeds received from the sale of oil and/or gas sold from the wells operated under this Agreement, less:
(i)	the amounts charged to the Developer under sub-section (a); and
(ii)	the amount, if any, withheld by Operator for future plugging costs pursuant to sub-section (f) of Section 6.
Each disbursement made and/or invoice submitted to the Developer pursuant to sub-section (a) above shall be accompanied by a statement from the Operator itemizing with respect to each well:
(i)	the total production of oil and/or gas since the date of the last disbursement or invoice billing period, as the case may be, and the Developer’s share of the production;
(ii)	the total proceeds received from any sale of the production, and the Developer’s share of the proceeds;
(iii)	the costs and expenses deducted from the proceeds and/or being billed to the Developer pursuant to sub-section (a) above;

(iv)	the amount withheld for future plugging costs; and
(v)	any other information as Developer may reasonably request, including without limitation copies of all third-party invoices listed on the statement for the period.
(c)	Separate Account for Sale Proceeds. Operator agrees to deposit all proceeds from the sale of oil and/or gas sold from the wells operated under this Agreement in a separate checking account maintained by Operator. This account shall be used solely for the purpose of collecting and disbursing funds constituting proceeds from the sale of production under this Agreement.
(d)	Records and Reports. In addition to the statements required under sub-section (b) above, Operator, within seventy-five (75) days after the completion of each well drilled, shall furnish the Developer with a detailed statement itemizing with respect to the well the total costs and charges under Section 4(a) and the Developer’s share of the costs and charges, and any other information as is necessary to enable the Developer:
(i)	to allocate any extra costs incurred with respect to the well between Tangible Costs and Intangible Drilling Costs; and
(ii)	to determine the amount of the investment tax credit or marginal well production tax credit, if applicable.
(e)	Additional Information. Operator shall promptly furnish the Developer with any additional information as it may reasonably request, including without limitation geological, technical, and financial information, in the form as may reasonably be requested, pertaining to any phase of the operations and activities governed by this Agreement. The Developer and its authorized employees, agents and consultants, including independent accountants shall, at Developer’s sole cost and expense:
(i)	on at least ten (10) days’ written notice to Operator have access during normal business hours to all of Operator’s records pertaining to operations under this Agreement, including without limitation, the right to audit the books of account of Operator relating to all receipts, costs, charges, expenses and disbursements and information regarding the separate account required under sub-section (c); and
(ii)	have access, at its sole risk, to any wells drilled by Operator under this Agreement at all times to inspect and observe any machinery, equipment and operations.
8.	Operator’s Lien; Right to Collect From Oil or Gas Purchaser.
(a)	Operator’s Lien. To secure the payment of all sums due from Developer to Operator under this Agreement, the Developer grants Operator a first and preferred lien on and security interest in the following:
(i)	the Developer’s interest in the Leases covered by this Agreement;
(ii)	the Developer’s interest in oil and gas produced under this Agreement and its share of the proceeds from the sale of the oil and gas; and
(iii)	the Developer’s interest in materials and equipment under this Agreement.
(b)	Right to Collect From Oil or Gas Purchaser. If the Developer fails to timely pay any amount owing under this Agreement by it to the Operator, then Operator, without prejudice to other existing remedies, may collect and retain from any purchaser or purchasers of oil or gas the Developer’s share of the proceeds from the sale of the oil and gas until the amount owed by the Developer, plus twelve percent (12%) interest on a per annum basis, and any additional costs (including without limitation actual attorneys’ fees and costs) resulting from the delinquency, has been paid. Each purchaser of oil or gas shall be entitled to rely on Operator’s written statement concerning the amount of any default.

9.	Successors and Assigns; Transfers; Appointment of Agent.
(a)	Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the undersigned parties and their respective successors and permitted assigns. However, without the prior written consent of the Developer, the Operator may not assign, transfer, pledge, mortgage, hypothecate, sell or otherwise dispose of any of its interest in this Agreement, or any of its rights or obligations under this Agreement. Notwithstanding, this consent shall not be required in connection with:
(i)	the assignment of work to be performed for Operator to subcontractors, it being understood and agreed, however, that any assignment to Operator’s subcontractors shall not in any manner relieve or release Operator from any of its obligations and responsibilities under this Agreement;
(ii)	any lien, assignment, security interest, pledge or mortgage arising under Operator’s present or future financing arrangements; or
(iii)	the liquidation, merger, consolidation, or other corporate reorganization or sale of substantially all of the assets of Operator.
Further, in order to maintain uniformity of ownership in the wells, production, equipment, and leasehold interests covered by this Agreement, and notwithstanding any other provision of this Agreement to the contrary, the Developer shall not, without the prior written consent of Operator, sell, assign, transfer, encumber, mortgage or otherwise dispose of any of its interest in the wells, production, equipment or leasehold interests covered by this Agreement unless the disposition encompasses either:
(i)	the entire interest of the Developer in all wells, production, equipment and leasehold interests subject to this Agreement; or
(ii)	an equal undivided interest in all such wells, production, equipment, and leasehold interests.
(b)	Transfers. Subject to the provisions of sub-section (a) above, any sale, encumbrance, transfer or other disposition made by the Developer of its interests in the wells, production, equipment, and/or leasehold interests covered by this Agreement shall be made:
(i)	expressly subject to this Agreement;

(ii)	without prejudice to the rights of the Operator; and

(iii)	in accordance with and subject to the provisions of the Leases covering the Well Locations.
(c)	Appointment of Agent. If at any time the interest of the Developer is divided among or owned by co-owners, Operator may, in its discretion, require the co-owners to appoint a single trustee or agent with full authority to do the following:
(i)	receive notices, reports and distributions of the proceeds from production;

(ii)	approve expenditures;
(iii)	receive billings for and approve and pay all costs, expenses and liabilities incurred under this Agreement;
(iv)	exercise any rights granted to the co-owners under this Agreement;

(v)	grant any approvals or authorizations required or contemplated by this Agreement;
(vi)	sign, execute, certify, acknowledge, file and/or record any agreements, contracts, instruments, reports, or documents whatsoever in connection with this Agreement or the activities contemplated by this Agreement; and
(vii)	deal generally with, and with power to bind, the co-owners with respect to all activities and operations contemplated by this Agreement.
However, all the co-owners shall continue to have the right to enter into and execute all contracts or agreements for their respective shares of the oil and gas produced from the wells drilled under this Agreement in accordance with sub-section (c) of Section 11.
10.	Operator’s Insurance; Subcontractors’ Insurance; Operator’s Liability.
(a)	Operator’s Insurance. Operator shall obtain and maintain at its own expense so long as it is Operator under this Agreement all required Workmen’s Compensation Insurance and comprehensive general public liability insurance in amounts and coverage not less than $1,000,000 per person per occurrence for personal injury or death and $1,000,000 for property damage per occurrence, which shall include coverage for blow-outs, and total liability coverage of not less than $10,000,000.
Subject to the above limits, the Operator’s general public liability insurance shall be in all respects comparable to that generally maintained in the industry with respect to services of the type to be rendered and activities of the type to be conducted under this Agreement. Operator’s general public liability insurance shall, if permitted by Operator’s insurance carrier:
(i)	name the Developer as an additional insured party; and
(ii)	provide that at least thirty (30) days’ prior notice of cancellation and any other adverse material change in the policy shall be given to the Developer.
However, the Developer shall reimburse Operator for the additional cost, if any, of including it as an additional insured party under the Operator’s insurance.
Current copies of all policies or certificates of the Operator’s insurance coverage shall be delivered to the Developer on request. It is understood and agreed that Operator’s insurance coverage may not adequately protect the interests of the Developer and that the Developer shall carry at its expense the excess or additional general public liability, property damage, and other insurance, if any, as the Developer deems appropriate.
(b)	Subcontractors’ Insurance. Operator shall require all of its subcontractors to carry all required Workmen’s Compensation Insurance and to maintain such other insurance, if any, as Operator in its discretion may require.
(c)	Operator’s Liability. Operator’s liability to the Developer as Operator under this Agreement shall be limited to, and Operator shall indemnify the Developer and hold it harmless from, claims, penalties, liabilities, obligations, charges, losses, costs, damages, or expenses (including but not limited to reasonable attorneys’ fees) as provided in Section 4.05 of the Developer’s Partnership Agreement.
11.	Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind.
(a)	Internal Revenue Code Election. With respect to this Agreement, each of the parties elects under Section 761(a) of the Internal Revenue Code of 1986, as amended, to be excluded from the provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended. If the income tax laws of the state or states in which the property covered by this Agreement is located contain, or may subsequently contain, a similar election, each of the parties agrees that the election shall be exercised.

Beginning with the first taxable year of operations under this Agreement, each party agrees that the deemed election provided by Section 1.761-2(b)(2)(ii) of the Regulations under the Internal Revenue Code of 1986, as amended, will apply; and no party will file an application under Section 1.761-2 (b)(3)(i) of the Regulations to revoke the election. Each party agrees to execute the documents and make the filings with the appropriate governmental authorities as may be necessary to effect the election.
(b)	Relationship of Parties. It is not the intention of the parties to create, nor shall this Agreement be construed as creating, a mining or other partnership or association or to render the parties liable as partners or joint venturers for any purpose. Operator shall be deemed to be an independent contractor and shall perform its obligations as set forth in this Agreement.
(c)	Right to Take Production in Kind. Subject to the provisions of Section 8 above, the Developer shall have the exclusive right to sell or dispose of its proportionate share of all oil and gas produced from the wells to be drilled under this Agreement, exclusive of production:
(i)	that may be used in development and producing operations;

(ii)	unavoidably lost; and

(iii)	used to fulfill any free gas obligations under the terms of the applicable Lease or Leases.
Operator shall not have any right to sell or otherwise dispose of the oil and gas. The Developer shall have the exclusive right to execute all contracts relating to the sale or disposition of its proportionate share of the production from the wells drilled under this Agreement.
Developer shall have no interest in any gas supply agreements of Operator, except the right to receive Developer’s share of the proceeds received from the sale of any gas or oil from wells developed under this Agreement. The Developer agrees to designate Operator or Operator’s designated bank agent as the Developer’s collection agent in any contracts. On request, Operator shall assist Developer in arranging the sale or disposition of Developer’s oil and gas under this Agreement and shall promptly provide the Developer with all relevant information that comes to Operator’s attention regarding opportunities for selling production.
If Developer fails to take in kind or separately dispose of its proportionate share of the oil and gas produced under this Agreement, then Operator shall have the right, subject to the revocation at will by the Developer, but not the obligation, to purchase the oil and gas or sell it to others at any time and from time to time, for the account of the Developer at the best price obtainable in the area for the production. Notwithstanding, Operator shall have no liability to Developer should Operator fail to market the production.
Any such purchase or sale by Operator shall be subject always to the right of the Developer to exercise at any time its right to take in-kind, or separately dispose of, its share of oil and gas not previously delivered to a purchaser. Any purchase or sale by Operator of the Developer’s share of oil and gas under this Agreement shall be only for reasonable periods of time as are consistent with the minimum needs of the oil and gas industry under the particular circumstances, but in no event for a period in excess of one (1) year.
12.	Effect of Force Majeure; Definition of Force Majeure; Limitation.
(a)	Effect of Force Majeure. If Operator is rendered unable, wholly or in part, by force majeure (as defined below) to carry out any of its obligations under this Agreement, including but not limited to beginning the drilling of one or more wells by the applicable times set forth in Section 2(b), or any Addendum to this Agreement, the obligations of the Operator, so far as it is affected by the force majeure, shall be suspended during but no longer than, the continuance of the force majeure. The Operator shall give to the Developer prompt written notice of the force majeure with reasonably full particulars concerning it. Operator shall use all reasonable diligence to remove the force majeure as quickly as possible to the extent the same is within its reasonable control.

(b)	Definition of Force Majeure. The term “force majeure” shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, terrorist acts, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of drilling rigs, equipment or materials, plant shut-downs, curtailments by oil and gas purchasers and any other causes whether of the kind specifically enumerated above or otherwise, which directly preclude Operator’s performance under this Agreement and are not reasonably within the control of the Operator including, but not limited to, the inability of Operator to begin the drilling of the wells subject to this Agreement by the applicable times set forth in Section 2(b) or in any Addendum to this Agreement due to decisions of third-party operators to delay drilling the wells, poor weather conditions, inability to obtain drilling permits, access rights to the drilling site or title problems.
(c)	Limitation. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty affecting the Operator contrary to its wishes. The method of handling these difficulties shall be entirely within the discretion of the Operator.
13.	Term.
This Agreement shall become effective when executed by Operator and the Developer. Except as provided in sub-section (c) of Section 3, this Agreement shall continue and remain in full force and effect for the productive lives of each well being operated under this Agreement.
14.	Governing Law; Invalidity.
(a)	Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of law provisions.
(b)	Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.
15.	Integration; Written Amendment.
(a)	Integration. This Agreement, including the Exhibits to this Agreement, constitutes and represents the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings, agreements, and representations relating to the subject matter of this Agreement.
(b)	Written Amendment. No change, waiver, modification, or amendment of this Agreement shall be binding or of any effect unless in writing duly signed by the party against which the change, waiver, modification, or amendment is sought to be enforced.
16.	Waiver of Default or Breach.
No waiver by any party to any default of or breach by any other party under this Agreement shall operate as a waiver of any future default or breach, whether of like or different character or nature.

17.	Notices.
Unless otherwise provided in this Agreement, all notices, statements, requests, or demands that are required or contemplated by this Agreement shall be in writing and shall be hand-delivered or sent by registered or certified mail, postage prepaid, to the following addresses until a party’s address is changed by certified or registered letter so addressed to the other party:
(i)	If to the Operator, to:
Atlas Resources, LLC
Westpointe Corporate Center One
1550 Coraopolis Heights Road
Suite 300
Moon Township, Pennsylvania 15108
Attention: President
(ii)	If to Developer, to:
Atlas Resources Series 28-2010 L.P.
c/o Atlas Resources, LLC
Westpointe Corporate Center One
1550 Coraopolis Heights Road
Suite 300
Moon Township, Pennsylvania 15108
Notices that are served by registered or certified mail on the parties in the manner provided above shall be deemed sufficiently served or given for all purposes under this Agreement at the time the notice is hand-delivered or mailed in any post office or branch post office regularly maintained by the United States Postal Service or any successor. All payments shall be hand-delivered or sent by United States mail, postage prepaid to the addresses set forth above until a party’s address is changed by certified or registered letter so addressed to the other party.
18.	Interpretation.
The titles of the Sections in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions of this Agreement. As used in this Agreement, the plural shall include the singular and the singular shall include the plural whenever appropriate.
19.	Counterparts.
The parties may execute this Agreement in any number of separate counterparts, each of which, when executed and delivered by the parties, shall have the force and effect of an original; but all counterparts of this Agreement shall be deemed to constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ATLAS RESOURCES, LLC

By:	/s/ Frank P. Carolas

Frank P. Carolas, Executive Vice President

ATLAS RESOURCES SERIES 28-2010 L.P.

By its Managing General Partner: ATLAS RESOURCES, LLC

By:	/s/ Frank P. Carolas

Frank P. Carolas, Executive Vice President

DESCRIPTION OF LEASES AND INITIAL WELL LOCATIONS
[To be completed as information becomes available]
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume _____, Page _____ in the Recorder’s Office of County, , covering approximately _____ acres in Township, County, .
(b)	The portion of the leasehold estate constituting the No. _____ Well Location is described on the map attached hereto as Exhibit A-l.
(c)	Title Opinion of , , , , dated , 20_____.
(d)	The Developer’s interest in the leasehold estate constituting this Well Location is an undivided _____% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.
Exhibit A

Well Name, Twp.
County, State
ASSIGNMENT OF OIL AND GAS LEASE
STATE/COMMONWEALTH OF
COUNTY OF
KNOW ALL MEN BY THESE PRESENTS:
THAT the undersigned                                                                                   (collectively, hereinafter called “Assignor”), for and in consideration of One Dollar and other valuable consideration ($1.00 ovc), the receipt and adequacy of which is hereby acknowledged, does hereby sell, assign, transfer and set over unto _____ (hereinafter called “Assignee”), an undivided                                          in, and to, the oil and gas lease(s) described as follows:
with respect to the well(s) known as                                         , but only to the extent described as follows (with all other interests being expressly reserved to Assignor) [check one box to show applicability]:
☐	Horizontal Antrim Shale Well(s): Subject to the exception(s) set forth below, if any, and as shown on the attached plat(s), the well bore plus one hundred twenty-five feet on either side of the center line of the lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the top of the Lachine Member to the bottom of the Antrim zone.

☐	Vertical Antrim Shale Well(s): Subject to the exception(s) set forth below, if any, eighty (80) acres surrounding the well bore, as shown on the attached plat(s), from the surface of the earth to the deepest depth penetrated.

☐	Horizontal Marcellus Shale Well(s): Subject to the exception(s) set forth below, if any, and as shown on the attached plat(s), the well bore plus one hundred twenty-five (125) feet on either side of the center line of the lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the bottom of the Tully zone to the bottom of the Marcellus Shale formation.

☐	Horizontal New Albany Shale Well(s): Subject to the exception(s) set forth below, if any, and as shown on the attached plat(s), the well bore plus one hundred twenty-five (125) feet on either side of the center line of the lateral in the well extending from the beginning of the first perforation or open hole section to the end of the last perforation or last open hole section and from the top of the Borden Shale zone to the bottom of the New Albany zone.

☐	Horizontal Chattanooga Shale Well(s): Subject to the exception(s) set forth below, if any, and as shown on the attached plat(s), the well bore plus one hundred twenty-five (125) feet on either side of the center line of the lateral in the well extending from the beginning of the first perforation to the end of the last perforation and from the top of the Fort Payne zone to the bottom of the Chattanooga zone.
Exhibit B
(Page 1)

(EXCEPTIONS:                                                                                  ) together with the rights incident thereto and the personal property thereto, appurtenant thereto, or used, or obtained, in connection therewith.
And for the same consideration, the Assignor covenants with the said Assignee and his or its heirs, successors, or assigns that Assignor is the lawful owner of said lease and rights and interest thereunder and of the personal property thereon or used in connection therewith; that the undersigned has good right and authority to sell and convey the same; and that said rights, interest and property are free and clear from all liens and encumbrances, and that all rentals and royalties due and payable thereunder have been duly paid.
[remainder of page intentionally left blank; signatures appear on following page]
Exhibit B
(Page 2)

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned Assignor has signed and sealed this instrument the  _____  day of                     , 20_____.

Signed and acknowledged in the presence of

Exhibit B
(Page 3)

ADDENDUM NO.
TO DRILLING AND OPERATING AGREEMENT
DATED                     , 20__
THIS ADDENDUM NO.  _____  made and entered into this  _____  day of                     , 20_____, by and between ATLAS RESOURCES, LLC, a Pennsylvania limited liability company (hereinafter referred to as “Operator”),
and
ATLAS RESOURCES SERIES 28-2010 L.P., a Delaware limited partnership, (hereinafter referred to as the Developer).
WITNESSETH THAT:
WHEREAS, Operator and the Developer have entered into a Drilling and Operating Agreement dated                     , 20_____, (the “Agreement”), which relates to the drilling and operating of                      (_____) wells on the                      (_____) Initial Well Locations identified on the maps attached as Exhibits A-l through A-  _____  to the Agreement, and provides for the development on the terms and conditions set forth in the Agreement of Additional Well Locations as the parties may from time to time designate; and
WHEREAS, pursuant to Section l(c) of the Agreement, Operator and Developer presently desire to designate                      Additional Well Locations described below to be developed in accordance with the terms and conditions of the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained in this Addendum and intending to be legally bound, the parties agree as follows:
1. Pursuant to Section l(c) of the Agreement, the Developer hereby authorizes Operator to drill, complete (or plug) and operate, on the terms and conditions set forth in the Agreement and this Addendum No.  _____,                      additional wells on the                      Additional Well Locations described on Exhibit A to this Addendum and on the maps attached to this Addendum as Exhibits A-_____ through A-_____.
2. Operator, as Developer’s independent contractor, agrees to drill, complete (or plug) and operate the additional wells on the Additional Well Locations in accordance with the terms and conditions of the Agreement and further agrees to begin drilling the first additional well within thirty (30) days after the date of this Addendum and to begin drilling all of the additional wells before the close of the 90th day after the close of the calendar year in which the Agreement was entered into by Operator and the Developer, or, if this Addendum is dated after that 90 day period, to begin drilling the first additional well within thirty (30) days after the date of this Addendum and to drill and complete (or plug) all of the remaining additional wells by the end of the calendar year in which this Addendum is dated.
3. Developer acknowledges that:
(a)	Operator has furnished Developer with the title opinions identified on Exhibit A to this Addendum; and
(b)	such other documents and information which Developer or its counsel has requested in order to determine the adequacy of the title to the above Additional Well Locations.
The Developer accepts the title to the Additional Well Locations and leased premises in accordance with the provisions of Section 5 of the Agreement.
4. The drilling and operation of the additional wells on the Additional Well Locations shall be in accordance with and subject to the terms and conditions set forth in the Agreement as supplemented by this Addendum No.                      and except as previously supplemented, all terms and conditions of the Agreement shall remain in full force and effect as originally written.
Exhibit C
(Page 1)

5. This Addendum No.  _____  shall be legally binding on, and shall inure to the benefit of, the parties and their respective successors and permitted assigns.
WITNESS the due execution of this Addendum on the day and year first above written.

ATLAS RESOURCES, LLC

By

ATLAS RESOURCES SERIES 28-2010 L.P.

By its Managing General Partner:

ATLAS RESOURCES, LLC

By

Exhibit C
(Page 2)

Atlas Resources Series 28-2010 L.P.
Drilling and Operating Agreement
Listing of Wells by Area and Type

						Working
Well Id.	Well Name	State	County	Township	Formation	Interest
25680	SKOVRAN UNIT #26H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
25681	SKOVRAN UNIT #27H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
25682	SKOVRAN UNIT #28H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26016	SKOVRAN UNIT #30H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26017	SKOVRAN UNIT #31H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26229	FERENS UNIT 13H	PA	Fayette	Dunbar	Marcellus - Horizontal	100.000%
26441	TESLOVICH UNIT #29H	PA	Fayette	Menallen	Marcellus - Horizontal	100.000%
26442	TESLOVICH UNIT #30H	PA	Fayette	Menallen	Marcellus - Horizontal	100.000%
26448	KOPPERS S-104	TN	Campbell	LaFollette	Shale	100.000%
26449	KOPPERS S-114	TN	Campbell	LaFollette	Shale	100.000%
26450	KOPPERS S-119	TN	Campbell	LaFollette	Shale	100.000%
26474	SKOVRAN UNIT #34H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26475	SKOVRAN UNIT #35H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26476	SKOVRAN UNIT #36H	PA	Fayette	Redstone	Marcellus - Horizontal	100.000%
26478	TESLOVICH UNIT #31H	PA	Fayette	Menallen	Marcellus - Horizontal	100.000%
26502	EINSPAHR 944-35-14	CO	Phillips	Unknown	Niobrara Shale	100.000%
26503	FLATLAND 944-35-44	CO	Phillips	Unknown	Niobrara Shale	100.000%
26504	FLATLAND 944-35-43	CO	Phillips	Unknown	Niobrara Shale	100.000%
26505	OLSON 943-31-14	CO	Phillips	Unknown	Niobrara Shale	100.000%
26506	BRINKEMA 943-31-44	CO	Phillips	Unknown	Niobrara Shale	100.000%
26507	BRINKEMA 943-32-41	CO	Phillips	Unknown	Niobrara Shale	100.000%
26613	FLATLAND 844-11-42	CO	Phillips	Amherst	Niobrara Shale	100.000%
26614	VIESELMEYER 843-5-31-L2	CO	Phillips	Amherst	Niobrara Shale	100.000%
26615	VIESELMEYER 843-5-32-L10	CO	Phillips	Amherst	Niobrara Shale	100.000%
26616	VIESELMEYER 843-5-41-L1	CO	Phillips	Amherst	Niobrara Shale	100.000%
26617	VIESELMEYER 843-5-41-L8	CO	Phillips	Amherst	Niobrara Shale	100.000%
26618	BLOCHOWITZ #843-6-14-L14	CO	Phillips	Amherst	Niobrara Shale	100.000%
26619	BLOCHOWITZ #843-6-23	CO	Phillips	Amherst	Niobrara Shale	100.000%
26620	CLAYMON #843-6-33	CO	Phillips	Amherst	Niobrara Shale	100.000%
26621	CLAYMON 843-6-42-L9	CO	Phillips	Amherst	Niobrara Shale	100.000%
26622	OLTJENBRUNS #843-6-41-L1	CO	Phillips	Amherst	Niobrara Shale	100.000%
26624	STATE 844-1-43	CO	Phillips	Amherst	Niobrara Shale	100.000%
26625	FRANSON 844-10-44	CO	Phillips	Amherst	Niobrara Shale	100.000%
26626	FLATLAND 844-11-21	CO	Phillips	Amherst	Niobrara Shale	100.000%
26627	FLATLAND 844-11-22	CO	Phillips	Amherst	Niobrara Shale	100.000%
26628	PILLARD #844-12-12	CO	Phillips	Amherst	Niobrara Shale	100.000%
26629	PILLARD 844-12-22	CO	Phillips	Amherst	Niobrara Shale	100.000%
26630	SAND PARTNERS #844-12-31	CO	Phillips	Amherst	Niobrara Shale	100.000%
26631	SAND PARTNERS #844-12-41	CO	Phillips	Amherst	Niobrara Shale	100.000%
26632	OLSON 943-27-21	CO	Phillips	Amherst	Niobrara Shale	100.000%
26634	MURRAY 943-34-11	CO	Phillips	Amherst	Niobrara Shale	100.000%
26638	CROWDER 843-7-12	CO	Phillips	Amherst	Niobrara Shale	100.000%
26642	ROLL 843-18-23	CO	Phillips	Amherst	Niobrara Shale	100.000%
26643	STR 844-1-31-L2	CO	Phillips	Amherst	Niobrara Shale	100.000%
26644	DIRKS 844-1-11-L5	CO	Phillips	Amherst	Niobrara Shale	100.000%
26646	OLTJENBRUNS TRUST 844-13-23	CO	Phillips	Amherst	Niobrara Shale	100.000%
26647	FULSCHER 943-15-14	CO	Sedgewick	Amherst	Niobrara Shale	100.000%
26648	DIRKS 943-22-21	CO	Phillips	Amherst	Niobrara Shale	100.000%
26650	OLSON 943-31-24	CO	Phillips	Amherst	Niobrara Shale	100.000%
26656	WALTERS 943-32-34	CO	Phillips	Amherst	Niobrara Shale	100.000%
26710	OLTJENBRUNS STATE 944-36-43	CO	Phillips	Amherst	Niobrara Shale	100.000%

Atlas Resources Series 28-2010 L.P.
Drilling and Operating Agreement
Listing of Wells by Area and Type

						Working
Well Id.	Well Name	State	County	Township	Formation	Interest
26767	DIRKS 943-22-22	CO	Phillips	Unknown	Niobrara Shale	100.000%
26768	BLOCHOWITZ 843-6-24	CO	Phillips	Unknown	Niobrara Shale	100.000%
26769	BRINKEMA 943-31-34	CO	Phillips	Unknown	Niobrara Shale	100.000%
26770	ENNINGA 943-21-23	CO	Phillips	Unknown	Niobrara Shale	100.000%
26771	OLTJENBRUNS STATE 944-36-34	CO	Phillips	Unknown	Niobrara Shale	100.000%
26772	SCHLACHTER 943-22-13	CO	Phillips	Unknown	Niobrara Shale	100.000%
26773	VIESELMEYER 843-5-42-L9	CO	Phillips	Unknown	Niobrara Shale	100.000%
27213	CLAYMON 843-6-11-L5	CO	Phillips	Unknown	Niobrara Shale	100.000%
27214	DIRKS 943-22-31	CO	Phillips	Unknown	Niobrara Shale	100.000%
27215	FULSCHER STATE 943-16-34	CO	Sedgewick	Unknown	Niobrara Shale	100.000%
30496	DAVIS #C2-29	MI	Alcona	Caledonia	Antrim Shale Vertical	83.12500%
32031	HARTING A3-35 HD	IN	Knox	Vigo	New Albany Shale	79.75000%
32038	TELLIGMAN A1-23 HDN	IN	Knox	Widner	New Albany Shale	87.57980%
32039	TELLIGMAN, JOHN A1-23 HDS	IN	Knox	Widner	New Albany Shale	87.77650%
32045	KIRKWOOD B2-5 HD	IN	Knox	Washington	New Albany Shale	87.50000%
32046	LISMAN B4-29 HDS	IN	Knox	Widner	New Albany Shale	76.00000%
32054	DIEKMAN A2-2 HD N	IN	Knox	Widner	New Albany Shale	87.77650%
32055	DIEKMAN, ROBERT A2-2 HD S	IN	Knox	Washington	New Albany Shale	87.77650%
32089	ERRIGO D1-29	MI	Alcona	Alcoma	Antrim Shale Vertical	83.12500%
32095	KIRK B1-8 HD	IN	Knox	Widner	New Albany Shale	80.00000%
32096	HOOPER D4-17 HDN	IN	Knox	Widner	New Albany Shale	82.40084%
32097	WILLIAMS, MARVIN D1-17 HDS	IN	Knox	Widner	New Albany Shale	83.84612%
32098	BOBERG D1-34 HDN	IN	Knox	Widner	New Albany Shale	80.00000%
32099	RASERA A1-24 HDS	IN	Knox	Vigo	New Albany Shale	76.00000%
32100	BUESCHER B3-14 HDS	IN	Knox	Vigo	New Albany Shale	80.00000%
32123	SHRUM A3-21 HD S	IN	Sullivan	Gill	New Albany Shale	90.00000%
32125	DIEKMAN D4-13 HDN	IN	Knox	Widner	New Albany Shale	83.52697%
32131	KOENIG A3-9 HDS	IN	Knox	Widner	New Albany Shale	80.00000%
32132	DIX & STRATE D1-10 HDN	IN	Knox	Widner	New Albany Shale	80.00000%
32133	HOOPER, DANIEL D4-17 HDS	IN	Knox	Widner	New Albany Shale	76.52520%
32134	RUSK, VERA D2-21 HDS	IN	Knox	Widner	New Albany Shale	76.15322%
32135	HOLSCHER D3-27 HDN	IN	Knox	Widner	New Albany Shale	87.77650%
32138	KOENIG D4-17 HDN	IN	Knox	Vigo	New Albany Shale	76.00000%
32140	KIRKWOOD B4-5 HDN	IN	Knox	Washington	New Albany Shale	82.93200%
32142	POLK, MARY C1-22 HDS	IN	Knox	Busseron	New Albany Shale	87.77650%
32145	DELLINGER A1-11 HDS	IN	Knox	Washington	New Albany Shale	87.77650%
32146	FRANKLIN A3-10 HDS	IN	Knox	Washington	New Albany Shale	87.77650%
32156	KERNS D4-9 HDN	IN	Knox	Busseron	New Albany Shale	87.77650%
32158	SCHUCKMAN,ALVIN & CARL D1-4HDS	IN	Knox	Widner	New Albany Shale	76.00000%
32159	JOHANNINGSMEIER, CARL C3-27HDS	IN	Knox	Widner	New Albany Shale	81.75000%
32163	SARGENT D3-6 HDN	IN	Knox	Widner	New Albany Shale	76.00000%
32165	DAUGHERTY D3-12 HDN	IN	Knox	Widner	New Albany Shale	87.58551%
32167	CHATTIN C1-1 HDS	IN	Knox	Washington	New Albany Shale	87.77650%
32168	DEBUISSERET D4-4 HDN	IN	Knox	Washington	New Albany Shale	87.77650%
32169	SCHULZE D2-33 HDN	IN	Knox	Busseron	New Albany Shale	87.77650%
32170	SCHULZE, MICHAEL D2-33 HDS	IN	Knox	Busseron	New Albany Shale	87.77650%
32173	KERNS, CAROLYN D4-9 HDS	IN	Knox	Washington	New Albany Shale	87.77650%
32177	HAGEMEIER A2-19 HDS	IN	Knox	Washington	New Albany Shale	87.77650%
32179	CARMICHAEL A1-35 HDN	IN	Knox	Washington	New Albany Shale	87.77650%
32188	NEWKIRK B4-12	MI	Kalkaska	Clearwater	Antrim Shale Vertical	100.00000%
32198	GRINDE B4-22	MI	Otsego	Elmira	Antrim Shale Vertical	100.00000%

Atlas Resources Series 28-2010 L.P.
Drilling and Operating Agreement
Listing of Wells by Area and Type

						Working
Well Id.	Well Name	State	County	Township	Formation	Interest
32205	HEIDENREICH, MARY D3-18 HDSRS	IN	Knox	Vigo	New Albany Shale	80.75000%
32210	TANNEHILL C3-19	MI	Antrim	Chestonia	Antrim Shale Vertical	100.00000%
32212	RUST D4-36 HDS	IN	Knox	Washington	New Albany Shale	85.50204%
32217	BUESCHER, ET AL B3-14 HDN	IN	Knox	Vigo	New Albany Shale	80.00000%
32220	WAGLER A4-16 HDS	IN	Daviess	Barr	New Albany Shale	100.00000%
32221	MATTINGLY D1-5 HDN	IN	Daviess	Washington	New Albany Shale	100.00000%
32241	WILLIAMS, S 1-HD	IN	Knox	Widner	New Albany Shale	87.77650%
32242	TELLIGMAN FARMS 1-HD	IN	Knox	Widner	New Albany Shale	87.77650%
32245	WILSON A3-32 HDN	IN	Knox	Harrison	New Albany Shale	100.00000%
32251	WILLIAMS D2-27 HDN	IN	Knox	Harrison	New Albany Shale	100.00000%
32253	CARNAHAN C1-24-66 HDN	IN	Knox	Palmyra	New Albany Shale	100.00000%
32274	MCCORMICK C1-4-84 HDN	IN	Knox	Harrison	New Albany Shale	100.00000%
32277	LUCAS 1-13 HD	MI	Kalkaska	Boardman	Collingwood Shale	100.00000%
32278	ST. MANCELONA 1-28 HD	MI	Antrim	Mancelona	Collingwood Shale	100.00000%
32294	SCHROEDER FARMS 1-14	IN	Knox	Widner	New Albany Shale	54.49270%
32295	ST. NORWICH 1 - 6 HD	MI	Missaukee	Norwich W	Collingwood Shale	100.00000%
32299	BRADLEY #D2-2 HDN	IN	Knox	Barr	New Albany Shale	100.00000%
32301	RUSK D2-21 HDN-A	IN	Knox	Widner	New Albany Shale	76.15635%
32303	COURTER A3-24 HDN	IN	Knox	Widner	New Albany Shale	76.00000%
32340	OTTEN A2-13-91 HDN	IN	Knox	Palmyra	New Albany Shale	100.00000%
32342	ICE D3-24-80 HDN	IN	Knox	Palmyra	New Albany Shale	100.00000%
32343	CARNAHAN B3-18-103 HDN	IN	Knox	Steen	New Albany Shale	100.00000%
32349	DOWNEN B1-32-82 HDN	IN	Knox	Steen	New Albany Shale	100.00000%
32361	CARNAHAN C2-13-79 HDN	IN	Knox	Palmyra	New Albany Shale	100.00000%
32362	CARNAHAN A4-26-65 HDS	IN	Knox	Palmyra	New Albany Shale	100.00000%
127

25680
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from Helen Skovran dated 5/2/00 and recorded in Deed Book Volume 2541, Page 26 in the Recorder’s Office of County, Fayette, covering approximately 33.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25680 Skovran No. 26H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas American, LLC, Arnold L. Schulberg, ___________, dated January 8 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25680
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Gina Boshour dated 1/5/00 and recorded in Deed Book Volume 2477, Page 355 in the Recorder’s Office of County, Fayette, covering approximately 35 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25680 Skovran No. 26H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Gina Bashour, Atlas America, LLC, Arnold L. Schulberg, __________, dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25680
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Steve Skovran dated 5/17/99 and recorded in Deed Book Volume 2333, Page 337 in the Recorder’s Office of County, Fayette, covering approximately 105 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25680 Skovran No. 26H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Steve Skovran, Atlas America, LLC, Arnold L. Schulberg, ___________, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25680
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fairbank Rod & Gun Club dated 1/31/00 and recorded in Deed Book Volume 2492, Page 227 in the Recorder’s Office of County, Fayrtte, covering approximately 88.42 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 26H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fairbank Rod & Gun Club, Atlas America, LLC, Arnold L. Schulberg, ____________, dated November 11 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ___ feet), subject to the landowner’s royalty interest and overriding royalty interests.

COMMONWEALTH OF PENNSYL VANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION oil and gas management program well location plat

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

DEP USE ONLY	DEP Application Tracking # Permit #	G:
	Project #	C:

Well is located on topo map 1,513 feet south of latitude 39 ° 57 ' 30 "

Well is located on topo map 4,570 feet west of longitude 79 ° 50 ' 00 "

⊞ Denotes location of well on topo map.

True Latitude: NORTH 39 ° 57 ' 15 . 54 "

True Longitude: WEST 79 ° 50 ' 57 . 94 "

Andrew D. Skovran
(Surface, Oil & Gas Owner)
30.03 Acres
16.08 Ac. in Unit
PN:21485
30-31-0016
Proposed
Skovran Unit
Well #26H
30-31-0018
Roderick Rd.
30-22-0097
PN:21965
PN:21358
351.26'
S 45°00'00" E
350'R
PN:21660
Skovran Unit #30H
S 00°00'00" E 15.00'
Skovran Unit #28H
S 00°00'00" E 15.00'
Skovran Unit #27H
S 00°00'00" E 15.00'
Skovran Unit #26H
S 00°00'00" E 15.00'
Skovran Unit #31H
30-22-0109
PN:21465
Lat:39°57'06.47"
Lon:79°50'45.58"
PN:21292
30-31-0074
PN:21326
30-31-0016
PN:21357
PN:21237
30-36-0005
PN:21252
30-36-0004
4356.57'
30-36-0001
PN:21220
PN:21453
Lat:39°56'45.83"
Lon:79°50'17.46"
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR

LINE	BEARING	DISTANCE
L1	N 07°15'06" W	1010.60'
L2	N 79°14'16" W	1055.96'

TM: 30-31-0015
Zoning: C-1, Conservation

Surveyor Engineer: Fayette Engineering Company, Inc. Edward L. Myers Phone # 724-436-3573

Dwg: 1 Date: 05/25/10 Scale: 1" = 800' Tract Acreage 109.59 Acs.

Lat & Lon Metadata: ITPMP Accuracy 1/50" Ft. Datum NAD 83		Elevation Metadata: Method GPSKN Accuracy 0.05' Ft. Datum NAVD 88	Survey Date: 10/01/09
Applicant/Well Operator Name: Atlas Resources, LLC.	DEP ID#: 258624	Well (Farm) Name: Skovran Unit; Well #: 26H	Serial #:
Address: 600 Mountain View Drive, Smithfield, Pa. 15478		County - Code: Fayette - 26; Municipality: Redstone Township	Well Type: Gas/Conservation
Surface Landowner: Andrew D. Skovran		USGS 7 1/2 Quadrangle Map Name: New Salem, PA.; Map Section: 4	Surface Elevation: 1153 ft.
Target Formation(s): Marcellus		Angle & Course of Deviation (Drilling): Vertical to Horizontal	Anticipated Total Depth: TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

unit assignment plat for the slovran unit well #31H redstone township, Fayette co., pa scale 1’ = 1200’ May, 2010

25681
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Frederick & Johanna Gaggiani dated 4/16/99 and recorded in Deed Book Volume 2313, Page 282 in the Recorder’s Office of County, Fayette, covering approximately 59.65 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25681 Skovran No. 27H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Frederick & Johanna Gaggiani, Atlas Energy, LLC, Arnold L. Schulberg, __________, dated March 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25681
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Corol Shaffer dated 2/9/00 and recorded in Deed Book Volume 2492, Page 229 in the Recorder’s Office of County, Fayette, covering approximately 37.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25681 Skovran No. 27H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Corol Shaffer, Atlas America, LLC, Arnold L. Schulberg, ___________, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25681
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Andrew Getsie dated 9/5/00 and recorded in Deed Book Volume 2592, Page 226 in the Recorder’s Office of County, Fayette, covering approximately 37 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25681 Skovran No. 27H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Andrew Getsie, Atlas America, LLC, [ILLEGIBLE], __________, dated August 24 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25681
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Eli Shumar dated 1/26/04 and recorded in Deed Book Volume 2904, Page 980 in the Recorder’s Office of County, Fayette, covering approximately 7.3 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25681 Skovran No. 27H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Eli Shumar, Atlas America, LLC, Arnold L. Schulberg, __________, dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

COMMONWEALTH OF PENNSYL VANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION oil and gas management program well location plat

5500-PM-OG0002-DWG Rev. 03/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 1,498 feet south of latitude 39 ° 57 ' 30 "

Well is located on topo map 4,570 feet west of longitude 79 ° 50 ' 00 "

Denotes location of well on topo map.
True Latitude: NORTH 39 ° 57 ' 15 . 69 "
True Longitude: WEST 79 ° 50 ' 57 . 95 "
30-22-0095
PN:21440
Bunkerhill Rd.
30-22-0091
TM 30-22-94
TM 30-22-92
Lat:39°57'36.34"
Lon:79°51'35.40"
30-22-0129-04
3051.65'
N 45°00'00" W
PN:22162
PN:21624
30-22-0074-03
PN:21439
30-22-0097
Skovran Unit #30H
S 00°00'00" E 15.00'
Skovran Unit #28H
S 00°00'00" E 15.00'
Skovran Unit #27H
S 00°00'00" E 15.00'
Skovran Unit #26H
S 00°00'00" E 15.00'
Skovran Unit #31H
Andrew D. Skovran
(Surface, Oil & Gas Owner)
30.03 Acres
10.03 Ac. In Unit
30-31-0016
Proposed
Skovran Unit
Well #27H
PN:21965
L1
L2
341.12'
Lat:39°57'15.53"
Lon:79°51'07.04"
N 90°00'00" W
708.15'
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
30-22-0109
PN:21465

LINE	BEARING	DISTANCE
L1	N 07°21'42" W	995.70'
L2	N 80°02'27" W	1053.27'

TM: 30-31-0016
Zoning: C-1, Conservation

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-6373

Dwg: 1 Date: 05/25/10 Scale: 1" = 800' Tract Acreage: 66.62 Acs.

Lat & Lon Metadata: ITPMP Accuracy 1/50" Ft. Datum NAD 83		Elevation Metadata: Method GPSKN Accuracy 0.05' Ft. Datum NAVD 88	Survey Date: 10/01/09
Applicant/Well Operator Name: Atlas Resources, LLC.	DEP ID#: 258624	Well (Farm) Name: Skovran Unit; Well #: 27H	Serial #:
Address: 800 Mountain View Drive, Smithfield, Pa. 15478		County - Code: Fayette - 26; Municipality: Redstone Township	Well Type: Gas/Conservation
Surface Landowner: Andrew D. Skovran		USGS 7 1/2 Quadrangle Map Name: New Salem, PA.; Map Section: 4	Surface Elevation: 1153 ft.
Target Formation(s): Marcellus		Angle & Course of Deviation (Drilling): Vertical to Horizontal	Anticipated Total Depth: TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

unit assignment plat for the slovran unit well #31H redstone township, Fayette co., pa scale 1’ = 1200’ May, 2010

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fairbank Rod & Gun Club dated 1/31/00 and recorded in Deed Book Volume 2492, Page 227 in the Recorder’s Office of County, Fayette, covering approximately 88.42 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fairbank Rod & Gun Club Atlas America, LLC, Aronold L. Schulberg, , dated November 11 2008.

(d)
The Developer ’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ________ feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Steve Skovran dated 5/17/99 and recorded in Deed Book Volume 2333, Page 337 in the Recorder’s Office of County, Fayette, covering approximately 10.5 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Steve Skovran, Atlas America, LLC, Arnold L. Schulberg , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Gina Bashour dated 1/5/00 and recorded in Deed Book Volume 2477, Page 355 in the Recorder’s Office of County, Fayette, covering approximately 3.5 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Gina Bashour, Atlas America, LLC, Arnold L. Schulberg, , dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 5/2/00 and recorded in Deed Book Volume 2541, Page 26 in the Recorder’s Office of County, Fayette, covering approximately 33.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 11/12/09 and recorded in Deed Book Volume 3116, Page 1619 in the Recorder’s Office of County, Fayette, covering approximately 0.95 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25682 Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, Inc, , , dated February 8 2002.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 9/1/10 and recorded in Deed Book Volume 2796, Page 2013 in the Recorder’s Office of County, Fayette, covering approximately 30.7 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25682 Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from David & Eileen Szuhay dated 5/1/00 and recorded in Deed Book Volume 2764, Page 25 in the Recorder’s Office of County, Fayette, covering approximately 155 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25682 Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of David & Eileen Szuhay Atlas America, LLC, Arnold L. Schulberg, , dated January 9 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

25682
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Andrew Skovran dated 9/1/01 and recorded in Deed Book Volume 2796, Page 2056 in the Recorder’s Office of County, Fayette, covering approximately 1.1 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 25682 Skovran No. 28H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Andrew Skovran, Atlas Energy, Inc, Arnold L. Schulberg, , dated July 12 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 1,482 feet south of latitude 39 ° 57 ' 30 "

Well is located on topo map 4,570 feet west of longitude 79 ° 50 ' 00 "

Denotes location of well on topo map.
True Latitude: NORTH 39 ° 57 ' 15 . 84 "
True Longitude: WEST 79 ° 50 ' 57 . 95 "
Andrew D. Skovron
(Surface, Oil & Gas Owner)
30.03 Acres
9.89 Ac. in Unit
LINE BEARING DISTANCE
L1 N 07°28'31" W 980.75'
L2 N 80°51'04" W 1050.78'
PN:21485
Proposed Skovron Unit Well #28H
30-22-0097
30-31-0018
Lat:39°57'16.18"
Lon:79°50'39.64"
Roderick Rd.
PN:21965
331.3'
N 90°00'00" E
350'R
1426.46'
PN:21358
387.1'
Skovron Unit #30H
S 00°00'00" E 15.00'
Skovron Unit #28H
S 00°00'00" E 15.00'
Skovron Unit #27H
S 00°00'00" E 15.00'
Skovron Unit #26H
S 00°00'00" E 15.00'
Skovron Unit #31H
30-31-0016
PN:21680
PN:21292
30-31-0073
PN:21465
30-31-0074
PN:21357
PN:21326
S 45°00'00" E
3454.96'
30-31-0016
30-36-0005
PN:21237
30-36-0004
PN:21252
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
Lat:39°56'52.61"
Lon:79°50'07.54"

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5573

Dwg: 1

TM: 30-31-0015
Zoning: C-1, Conservation

Date: 05/25/10 Scale: 1" = 800'

Tract Acreage: 118.24 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Skovran Unit	28H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OB and Gas Management Program WELL LOCATION PLAT

Unit Assignment Plat for the SKOVRAN UNIT WELL * 28H Redstone Township, Fayette Co., PA Scale 1° • 1200’ May, 2010

26016
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 9/1/10 and recorded in Deed Book Volume 2796, Page 2013 in the Recorder’s Office of County, Fayette, covering approximately 30.7 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26016
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Carol Shaffer dated 2/9/00 and recorded in Deed Book Volume 2492, Page 229 in the Recorder’s Office of County, Fayette, covering approximately 37.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Carol Shaffer, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest In the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26016
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Frederick & Johanna Gaggiani dated 4/16/99 and recorded in Deed Book Volume 2313, Page 282 in the Recorder’s Office of County, Fayette, covering approximately 59.65 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 39H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Frederick & Johanna Gaggiani Atlas Energy, LLC, Arnold L. Schulberg, , dated March 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26016
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from John & Patti Manetta dated 7/2/10 and recorded in Deed Book Volume 3144, Page 644 in the Recorder’s Office of County, Fayette, covering approximately 9.28 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26016 Skovran No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of John & Patti Manetta, Atlas Energy, Inc, Arnold L. Schulberg, , dated August 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26016
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Frederick & Johanna Gaggiani dated 4/16/99 and recorded in Deed Book Volume 2313, Page 279 in the Recorder’s Office of County, Fayette, covering approximately 70.91 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26016 Skovran No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Frederick & Johanna Gaggiani, Atlas Energy, LLC, Aronold L. Schulberg, , dated March 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit #	G:
	Project #	C:

Well is located on topo map 1,467 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 15 . 89 "
True Longitude: WEST
79 ° 50 ' 57 . 96 "
Lat:39°57'48.54"
Lon:79°51'31.28"
LINE | BEARING | DISTANCE
L1 | N 07°35'27" W | 965.87'
L2 | N 81°39'39" W | 1048.50'
30-22-0095
PN:21449
N 45°00'00" W
3045.88'
Buchanan Rd.
30-22-0091
TM 30-22-94
TM30-22-92
350'R
Lat:39°57'29.57"
Lon:79°51'05.42"
Andrew D. Skovran
(Surface, Oil & Gas Owner)
30.03 Acres
13.79 Ac. In Unit
Skovran Unit #30H
S 00°00'00" E 15.00'
Skovran Unit #28H
S 00°00'00" E 15.00'
Skovran Unit #27H
S 00°00'00" E 15.00'
Skovran Unit #26H
S 00°00'00" E 15.00'
Skovran Unit #31H
30-22-0129-04
PN:21624
PN:22162
30-22-0074-03
PN:21439
30-31-0016
N 16°47'01" W
1254.26'
L1
L2
Proposed
Skovran Unit
Well #30H
PN:21965
321.98'
PN:21358
30-22-0097
TM: 30-31-0015
Zoning: C-1, Conservation
Well is located on topo map 4,571 feet west of longitude 79 ° 50 ' 00 "
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
No. 1297A

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5573

Dwg: 1 | Date: 05/25/10 | Scale: 1" = 800' | Tract Acreage: 98.23 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Skovran Unit	30H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OB and Gas Management Program WELL LOCATION PLAT

Unit Assignment Plat for the SKOVRAN UNIT WELL * 28H Redstone Township, Fayette Co., PA Scale 1° • 1200’ May, 2010

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Steve Skovran dated 5/17/99 and recorded in Deed Book Volume 2333, Page 337 in the Recorder’s Office of County, Fayette, covering approximately 1.05 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Steve Skovran, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Gina Bashour dated 1/5/00 and recorded in Deed Book Volume 2477, Page 355 in the Recorder’s Office of County, Fayette, covering approximately 3.5 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Gina Bashour, Atlas America, LLC, Arnold L. Schulberg, , dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Carol Shaffer dated 2/9/00 and recorded in Deed Book Volume 2492, Page 229 in the Recorder’s Office of County, Fayette, covering approximately 37.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Carol Shaffer, Atlas America, LLC, Arnold L. Schulberg, , dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fairbank Rod & Gun Club dated 1/31/00 and recorded in Deed Book Volume 2492, Page 227 in the Recorder’s Office of County, Fayette, covering approximately 88.42 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fairbank Rod & Gun Club Atlas America, LLC, Arnold L. Schulberg, __________, dated November 11 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 9/1/10 and recorded in Deed Book Volume 2796, Page 2013 in the Recorder’s Office of County, Fayette, covering approximately 30.7 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, ________, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from John & Mary Beth Stanislaw dated 12/27/01 and recorded in Deed Book Volume 2810, Page 1003 in the Recorder’s Office of County, Fayette, covering approximately 0.12 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26017 Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of John & Mary Beth Stanislaw Atlas America, LLC, Arnold L. Schulberg, _______, dated April 30 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from George & Louise Stanislaw dated 12/27/01 and recorded in Deed Book Volume 2810, Page 1000 in the Recorder’s Office of County, Fayette, covering approximately 1.97 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26017 Skovran No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of George & Louise Stanislaw Atlas America, Inc., Arnold L. Schulberg, _______, dated October 6 2004.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26017
DESCRIPTION OF LEASES AND INITIAL WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from VSX CORP (STOKEN) dated 3-5-1999 and recorded in Deed Book Volume 2294, Page 237 in the Recorder’s Office of County, Fayette, covering approximately 247 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26017 SKOVRAN No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of VSX CORP. to ATLAS AMERICA, LLC, by CASSIDY, K&P LLC, _______, dated 11-24-2009.

(d)
The Developer’s interest in the leasehold estate constituting this Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

Exhibit A

commonwealth of pennsyl vania department of environmental protection oil and gas management program well location plat

5500-PM-OG0002-DWG Rev. 05/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 1,528 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 15 . 39 "
True Longitude: WEST
79 ° 50 ' 57 . 94 "
Proposed Skovran Unit Well #31H
PN:21965
L1
L2
362'
PN:21358
Roderick Rd.
Andrew D. Skovran (Surface, Oil & Gas Owner) 30.03 Acres 24.83 Ac. In Unit
30-31-0016
PN:21660
S 00°00'00" E 1392.14'
PN:21465
PN:21292
30-31-0074
350'R
Lat:39°56'59.36"
Lon:79°50'54.41"
PN:21326
S 45°00'00" E
Skovran Unit #30H
S 00°00'00" E 15.00'
Skovran Unit #28H
S 00°00'00" E 15.00'
Skovran Unit #27H
S 00°00'00" E 15.00'
Skovran Unit #26H
S 00°00'00" E 15.00'
Skovran Unit #31H
30-31-0016
PN:21252
PN:21237
30-36-0004
PN:21220
PN:21232
4113.39'
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
Lat:39°56'33.59"
Lon:79°50'19.29"
Well is located on topo map 4,570 feet west of longitude 79 ° 50 ' 00 "

LINE	BEARING	DISTANCE
L1	N 46°01'29" W	440.33'
L2	N 78°26'16" W	1058.86'

TM: 30-31-0015
Zoning: C-1, Conservation

Surveyor Engineer: Fayette Engineering Company, Inc. Edward L. Myers Phone # 724-438-5573

Dwg: 1 Date: 05/25/10 Scale: 1" = 800' Tract Acreage: 126.07 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	268624	Skovran Unit	31H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

unit assignment plat for the slovran unit well #31H redstone township, Fayette co., pa scale 1’ = 1200’ May, 2010

26229
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Ferens Farms, LLC dated 7/19/07 and recorded in Deed Book Volume 3040, Page 2077 in the Recorder’s Office of County, Fayette, covering approximately 286 acres in Dunbar Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26229 Ferens No. 13H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Ferens Farms, LLC, Atlas America, Inc., Michael S. Delaney, ______, dated November 26 2007.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26229
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Gordon & Vicki Jo Anderson dated 10/20/07 and recorded in Deed Book Volume 3052, Page 1425 in the Recorder’s Office of County, Fayette, covering approximately 8.86 acres in Dunbar Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26229 Ferens No. 13H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Gordon & Vicki Jo Anderson Atlas America, Inc., Michael S. Delaney, ______, dated September 11 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26229
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Kenneth & Manlyn Haas dated 1/11/08 and recorded in Deed Book Volume 3059, Page 1433 in the Recorder’s Office of County, Fayette, covering approximately 441 acres in Dunbar Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26229 Ferens No. 13H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Kenneth & Manlyn Haas Atlas America, LLC, Shepara, German & Kelly, P.C., ______, dated July 28 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

commonwealth of pennsyl vania department of environmental protection oil and gas management program well location plat

5500-PM-OG0002-DWG Rev 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # Permit #	G:
	Project #	C:

Well is located on topo map 12,058 feet south of latitude 40 ° 00 ' 00 "
Denotes location of well on topo map.
True Latitude: NORTH 39 ° 58 ' 01 . 03 "
True Longitude: WEST 79 ° 41 ' 29 . 42 "
LINE | BEARING | DISTANCE
L1 | S 57°49'42" E | 373.66'
L2 | N 89°46'29" W | 655.08'
Bottom Hole Location
Lat:39°58'19.27"
Lon:79°41'59.40"
2975.48'
N 50°23'54" W
PN:20865
09-20-0154
09-28-0010-01
MAGNETIC
09-28-0010
Pond
Brute Rd.
09-28-0010
PN:23883
09-28-0008
09-28-0009-01
Albert J. & Margaret L. Ferens
(Surface, Oil & Gas Owners)
166.44 Acs. In Unit
TM 09-28-0010
Spring
Ferens Unit #13H
N 68°55'10" E 12.00'
Ferens Unit #11
09-28-0009
Water Well
PN:23885
617.15'
577.74'
Bldg.
L2
436.24'
L1
PN:23886
Proposed
Ferens Unit
Well #13H
507.17'
09-28-0007
09-28-0014
09-28-0012
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
No. 1267A
Well is located on topo map 7,021 feet west of longitude 79 ° 40 ' 00 "
TM: 09-28-0010
Zoning: A-1 Agriculture

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5673

Dwg: 1 Date: 03/24/10 Scale: 1" = 500' Tract Acreage: 501.17 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	02/24/10

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Ferens Unit	13H	MCLS 1628

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette-26	Dunbar Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Albert J. & Margaret L. Ferens	Uniontown, Pa.	2	1162 ft

Target Formation(s)	Angle & Course of Deviation (Drlling)	Anticipated Total Depth
Marcellus	Vertical To Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
Albert J. & Margaret L. Ferens	N 17°46'21" W 659.49'		
Kenneth R. Haas Sr. Rev. Trust	N 66°09'13" W 851.98'

ferens unit wells #11, 13H Dunbar Township, Fayette Co., PA Scale 1” = 1000’ March, 2010

09-20-0156
09-20-0155
09-20-0154
09-20-0154
A
09-20-0157
G
09-20-0158
E
E
09-28-0033
09-28-0010-01
E
09-28-0011
09-28-0001-01
09-28-0011-01
09-28-0032
Bute Rd.
C
09-28-0009-01
B
A
Ward Rd.
09-28-0011
H
Proposed
Ferens Unit
Wells #11,13H
D
Race Path Rd.
F
09-28-0007
09-28-0019
09-28-0019
09-28-0013
09-28-0018
09-28-0014
MAGNETIC

SURFACE/OIL & GAS OWNR.	UNIT ACREAGE	TAX MAP
A Albert J & Margaret L Ferens	166.44 Acres	09-28-0010, 09-20-0157
B Gordon & Vickie Jo Anderson	59.69 Acres	09-28-0008
C Kenneth R, Sr & Marilyn M Haas	15.33 Acres	09-28-0009
D William J & Lacy M Holchin	47.70 Acres	09-28-0012
E Donald G, William R, Robert J, George & Gladys Kurutz	135.69 Acres	09-28-0011, 09-20-0158,0159
F Donald G. Kurutz	58.97 Acres	09-28-0019
G George, Jr & Gladys Kurutz	5.87 Acres	09-20-0160
H. Robert J. Kurutz	11.48 Acres	09-28-0011-01
	TOTAL 501.17 Acres	

FERENS UNIT WELLS #11, 13H

Dunbar Township, Fayette Co., PA

Scale: 1" = 1000'   March, 2010

FAYETTE ENGINEERING COMPANY INC.
CONSULTING ENGINEERS
UNIONTOWN, PA
724-438-5573

Established 1902

Tax Map
09-28-0010

26441
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Susanne Teslovich dated 8-7-2004 and recorded in Deed Book Volume 2921, Page 1390 in the Recorder’s Office of County, Fayette, covering approximately 141.23 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26441 Teslovich No. 29H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Susanne Teslovich Atlas Energy , INC, by Arnold L. Schulberg _______, dated Sept 27 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26441
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Donald & Deborah Mack dated 9/7/07 and recorded in Deed Book Volume 3018, Page 1155 in the Recorder’s Office of County, Fayette, covering approximately 11 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26441 Teslovich No. 29H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Donald & Deborah Mack Atlas Energy, Inc, Arnold L. Schulberg, _______, dated October 5 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26441
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from ROBERTA L. BERGER dated 12/20/06 and recorded in Deed Book Volume 3018, Page 449 in the Recorder’s Office of County, FAYETTE, covering approximately 71.25 acres in MENALLEN Township, FAYETTE County, PA.

(b)	The portion of the leasehold estate constituting the TESLOVICH _______ No. 29# Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ROBERTA LEE BERGER for Atlas America, LLC, CASSIDY, Etal, _______, dated 11-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 532 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 25 . 38 "
True Longitude: WEST
79 ° 45 ' 40 . 35 "
22-06-0119-01
22-08-0038
Abandoned Well
PN:
DWG
Rutter Lane
Water Well
PN: 23415
L2
22-08-0040
Proposed
Teslovich
Unit Well #29H
L1
608'
S 45°00'00" E
22-08-0039
Old Route 51
484'
N 79°12'40" E
847.90'
PN: 23416
350'
22-08-0044
22-08-0046-01
22-06-0119
Point Of Projected
Onondaga Penetration:
Lat:39°57'20.58"
Lon:79°45'20.79"
22-08-0047-02
22-06-0118
22-06-0117
22-08-0047-01
Bottom Hole
Location
Lat:39°57'10.07"
Lon:79°45'06.49"
2500.00'
PN: 23419
Abandoned Well
PN:
James A. & Suzanne Teslovich
(Surface, Oil & Gas Owners)
141.23 Acres (131.23 Ac. In Unit)
TM 22-06-0117, 0119-01
22-17-0041
Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
E 15.00'
N 20°01'33"
25-01-0003-02
22-08-0047
25-06-0001
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
No. 1267A
TM: 22-06-0117
Zoning: A-1, Agricultural
Well is located on topo map 3,208 feet west of longitude 79 ° 45 ' 00 "

LINE	BEARING	DISTANCE
L1	N 87°09'49" W	685.12'
L2	N 08°48'12" W	1140.48'

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5573

Dwg: 1 Date: 11/18/10 Scale: 1" = 800' Tract Acreage: 287.85 Acs.

Lat & Lon Metadata: ITPMP Accuracy 1/50" Ft. Datum NAD 83	Elevation Metadata: Method GPSKN Accuracy 0.05' Ft. Datum NAVD 29		Survey Date: 05/05/10
Applicant/Well Operator Name: Atlas Resources, LLC.	DEP ID#: 258624	Well (Farm) Name: Teslovich Unit	Well #: 29H; Serial #: MCLS 1465
Address: 800 Mountain View Drive, Smithfield, PA. 15478	County - Code: Fayette - 26	Municipality: Menallen Township	Well Type: Gas/Conservation
Surface Landowner: James A. & Suzanne Teslovich	USGS 7 1/2 Quadrangle Map Name: New Salem, PA.	Map Section: 6	Surface Elevation: 1197 ft.
Target Formation(s): Marcellus	Angle & Course of Deviation (Drilling): Vertical To Horizontal	Anticipated Total Depth: TVD ft. TMD	

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
WW #1 James A. & Suzanne Teslovich	N 20°04'52" E 648.21'

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OB and Gas Management Program WELL LOCATION PLAT

SURFACE/OIL & GAS OWNER	LEASED ACREAGE	ACREAGE IN UNIT
A. James A. & Susanne Teslovich	141.23 Acres	131.23 Acres
B. Roberta Lee Berger	71.25 Acres	65.25 Acres
C. Donald E. & Deborah A. Mack	11.00 Acres	11.00 Acres
D. Jack R. & Sue Ellen Reiber	15.21 Acres	15.21 Acres
E. David A. & Barbara J. Caldren	2.02 Acres	2.02 Acres
K. Thomas, III & Marcel L. Pearson	25.59 Acres	25.59 Acres
O. Carl, Jr. & Edna Louise Warner	14.00 Acres	14.00 Acres
P. Randall F. & Karen F. Cramer	23.55 Acres	23.55 Acres
		TOTAL 287.85 Acres

22-06-0119-01
32-08-0038
22-08-0039
22-08-0040
22-08-0047-02
22-08-0047-01
Proposed Teslovich Unit Well #29H, 30H, 31H & 32H
A
22-06-0117
B
C
O
25-01-0003-02
25-01-0005
E
25-01-0005-03
25-06-0001
25-06-0188
22-08-0047
D
P
25-06-0026-01
25-06-0003
25-06-0010
25-06-0026
K
25-06-0010-02
25-06-0167
25-06-0167-03
25-06-0167-01
25-06-0167-02
MAGNETIC

Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
Teslovich Unit #32H
N 20°01'33" E 15.00'

Unit Assignment Plat for the

TESLOVICH UNIT WELLS

Menallen Township, Fayette Co., PA

Scale: 1" = 1600'   November, 2010

Unit Assignment Plat for the TESLOVICH UNIT WELLS MENALLEN Township Fayette Co.. PA Scale 1 = 1600 November 2010

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Susanne Teslovich dated 8-7-2004 and recorded in Deed Book Volume 2921, Page 1390 in the Recorder’s Office of County, Fayette, covering approximately 141.23 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Teslovich No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Susanne Teslovich Atlas Energy, INC, by Arnold L. Schulberg _______, dated Sept 27 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from ROBERTA L BERGER dated 12/20/06 and recorded in Deed Book Volume 3018, Page 449 in the Recorder’s Office of County, FAYETTE, covering approximately 71.25 acres in MENALLEN Township, FAYETTE County, PA.

(b)	The portion of the leasehold estate constituting the TESLOVICH _______ No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ROBERTA LEE BERGER for Atlas America, LLC, CASSIDY, Etal, _______, dated 11-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Jack & Sue Ellen Reiber dated 11/14/06 and recorded in Deed Book Volume 3013, Page 124 in the Recorder’s Office of County, Fayette, covering approximately 26 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26442 Teslovich No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Jack & Sue Ellen Reiber Atlas America, LLC, Cassidy, Kotjarapogws & Ponland, LLC _______, dated September 27 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from David & Barbara Coldren dated 11/17/07 and recorded in Deed Book Volume 3016, Page 2253 in the Recorder’s Office of County, Fayette, covering approximately 25 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26442 Teslovich No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of David & Barbara Coldren Atlas America, LLC, Cassidy, Kotjarapogws & Ponland, LLC. _______, dated September 27 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Joseph & Constance Kikta dated 9/29/06 and recorded in Deed Book Volume 3005, Page 2153 in the Recorder’s Office of County, Fayette, covering approximately 168 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26442 Teslovich No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of _________, _________, _________, _________, dated ___ 20 ___.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

26442
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Randall & Karen Cramer dated 6/15/10 and recorded in Deed Book Volume 3128, Page 825 in the Recorder’s Office of County, Fayette, covering approximately 23.55 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Teslovich No. 30H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Randall & Karen Cramer Atlas America, LLC, Cassidy, Kotjarapogws & Ponland, LLC, _______, dated November 10 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

5500-PM-OG0002-DWG Rev 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 546 feet south of latitude 39 ° 57 ' 30 "
Well is located on topo map 3,213 feet west of longitude 79 ° 45 ' 00 "
Denotes location of well on topo map.
True Latitude: NORTH 39 ° 57 ' 25 . 24 "
True Longitude: WEST 79 ° 45 ' 40 . 41 "
22-06-0119-01
22-08-0038
Abandoned Well PN:
Rutter Lane
DWG
Water Well
PN: 23415
22-08-0040
617'
S 86°40'33" E 322.97'
22-08-0039
Old Route 51
22-06-0119
Point Of Projected Onondaga Penetration: Lat:39°57'25.13" Lon:79°45'36.26"
471'
PN: 23416
Proposed Teslovich Unit Well #30H
S 45°00'00" E
22-08-0044
22-08-0046-01
22-08-0047-02
22-08-0047-01
22-06-0118
22-06-0117
LINE | BEARING | DISTANCE
L1 | N 85°57'23" W | 680.93'
L2 | N 08°26'53" W | 1153.68'
PN: 23419
Abandoned Well PN:
James A. & Suzanne Teslovich (Surface, Oil & Gas Owners) 141.23 Acres (131.23 Ac. In Unit) TM 22-06-0117, 0119-01
3622.04'
22-17-0041
Bottom Hole Location Lat:39°57'00.40" Lon:79°45'02.64"
25-01-0003-02
Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
N 20°01'33" E 15.00'
22-08-0047
25-06-0001
COMMONWEALTH OF PENNSYLVANIA REGISTERED PROFESSIONAL EDWARD L. MYERS LAND SURVEYOR No. 1267A
TM: 22-06-0117
Zoning: A-1, Agricultural

Surveyor Engineer: Fayette Engineering Company, Inc. Edward L. Myers Phone # 724-439-5573

Dwg: 1 | Date: 11/18/10 | Scale: 1" = 800' | Tract Acreage: 287.85 Acs.

Lat & Lon Metadata: ITPMP Accuracy 1/50" Ft. Datum NAD 83	Elevation Metadata: Method GPSKN Accuracy 0.05' Ft. Datum NAVD 29		Survey Date: 05/05/10
Applicant/Well Operator Name: Atlas Resources, LLC. DEP ID#: 258624	Well (Farm) Name: Teslovich Unit	Well #: 30H	Serial #: MCLS 1465
Address: 800 Mountain View Drive, Smithfield, PA. 15478	County - Code: Fayette - 26	Municipality: Menallen Township	Well Type: Gas/Conservation
Surface Landowner: James A. & Suzanne Teslovich	USGS 7 1/2 Quadrangle Map Name: New Salem, PA.	Map Section: 6	Surface Elevation: 1196 ft.
Target Formation(s): Marcellus	Angle & Course of Deviation (Drilling): Vertical To Horizontal	Anticipated Total Depth: TVD ft. TMD	

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
WW #1 James A. & Suzanne Teslovich	N 20°04'21" E 663.20'

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OB and Gas Management Program WELL LOCATION PLAT

SURFACE/OIL & GAS OWNER	LEASED ACREAGE	ACREAGE IN UNIT
A. James A. & Susanne Teslovich	141.23 Acres	131.23 Acres
B. Roberta Lee Berger	71.25 Acres	65.25 Acres
C. Donald E. & Deborah A. Mock	11.00 Acres	11.00 Acres
D. Jack R. & Sue Ellen Reiber	15.21 Acres	15.21 Acres
E. David A. & Barbara J. Coldren	2.02 Acres	2.02 Acres
K. Thomas, III & Marcel L. Pearson	25.59 Acres	25.59 Acres
O. Carl, Jr. & Edna Louise Warner	14.00 Acres	14.00 Acres
P. Randall F. & Karen F. Cramer	23.55 Acres	23.55 Acres
		TOTAL 287.85 Acres

22-06-0119-01
22-08-0038
22-08-0039
22-08-0040
22-08-0047-02
Proposed Teslovich Unit Well #29H, 30H, 31H & 32H
O
C
A
22-06-0117
B
25-01-0003-02
25-01-0005
E
25-01-0005-03
25-06-0001
22-08-0047
D
P
25-06-0026-01
25-06-0003
25-06-0026
25-06-0010
K
25-06-0010-02
MAGNETIC
25-06-0167
25-06-0167-03
25-06-0167-01
25-06-0167-02

Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
Teslovich Unit #32H
N 20°01'33" E 15.00'

Unit Assignment Plat for the

TESLOVICH UNIT WELLS

Menallen Township, Fayette Co., PA

Scale: 1" = 1600'   November, 2010

Unit Assignment Plat for the TESLOVICH UNIT WELLS MENALLEN Township Fayette Co.. PA Scale 1 = 1600 November 2010

26448
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from __________ dated _______ and recorded in Deed Book Volume _____, Page ______ in the Recorder’s Office of County, Campbell, covering approximately _____ acres in of a Follette Township, Campbell County, TN.

(b)	The portion of the leasehold estate constituting the Koppers S-104 No. 26448 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ______, ______, ________, _________, dated _____ 20 ___.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well wasdry and plugged.

26449
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from _______________ dated _______________ and recorded in Deed Book Volume _____, Page _______________ in the Recorder’s Office of County, Campbell, covering approximately _______________ acres in of a Follette Township, Campbell County, TN.

(b)	The portion of the leasehold estate constituting the Koppers S-104 No. 26449 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ________________, _______________, ________________, ________________, dated _____ 20 ___.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is _______ feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26450
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from _______________ dated _______________ and recorded in Deed Book Volume _____, Page _______________ in the Recorder’s Office of County, Campbell, covering approximately _______________ acres in of a Fellette Township, Campbell County, TN.

(b)	The portion of the leasehold estate constituting the Koppers S-119 No. 26450 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ________________, _______________, ________________, ________________, dated _____ 20 ___.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided ____% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 100 feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26474
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 5/2/00 and recorded in Deed Book Volume 2541, Page 26 in the Recorder’s Office of County, Fayette, covering approximately 33.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 34H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg _______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26474
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 9/1/10 and recorded in Deed Book Volume 2796, Page 2013 in the Recorder’s Office of County, Fayette, covering approximately 30.7 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 34H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran Atlas America, LLC, Arnold L. Schulberg _______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26474
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fairbank Rod & Gun Club dated 1/31/00 and recorded in Deed Book Volume 2492, Page 227 in the Recorder’s Office of County, Fayette, covering approximately 88.42 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 34H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fairbank Rod & Gun Club Atlas America, LLC, Arnold L. Schulberg, _______, dated November 11 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26474
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Gina Bashour dated 1/5/00 and recorded in Deed Book Volume 2477, Page 355 in the Recorder’s Office of County, Fayette, covering approximately 3.5 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 34H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Gina Bashour, Atlas America, LLC, Arnold L. Schulberg, _______, dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26474
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Steve Skovran dated 5/17/99 and recorded in Deed Book Volume 2333, Page 337 in the Recorder’s Office of County, Fayette, covering approximately 1.05 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 34H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Steve Skovran, Atlas America, LLC, Aronold L. Schulberg _______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G:	C:

Well is located on topo map 1,452 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 16 . 14 "
True Longitude: WEST
79 ° 50 ' 57 . 96 "
Skovran Unit #34H
S 00°00'00" E 15.00'
Skovran Unit #30H
S 00°00'00" E 15.00'
Skovran Unit #28H
S 00°00'00" E 15.00'
Skovran Unit #27H
S 00°00'00" E 15.00'
Skovran Unit #26H
S 00°00'00" E 15.00'
Skovran Unit #31H
S 00°00'00" E 15.00'
Skovran Unit #35H
S 00°00'00" E 15.00'
Skovran Unit #36H
Andrew D. Skovran
(Surface, Oil & Gas Owner)
30.03 Acres
22.24 Ac. in Unit
Point of Projected
Onondaga Penetration:
Lat:39°57'14.05"
Lon:79°50'46.32"
PN:21485
30-31-0016
Proposed
Skovran Unit
Well #34H
30-31-0018
Roderick Rd.
30-22-0097
L1
L2
PN:21965
313.09'
S75°30'02"E
930.86'
370'
PN:21358
370'
30-31-0074
PN:21660
PN:21292
PN:21465
30-22-0109
S 45°00'00" E
PN:21326
3465.25'
30-31-0016
PN:21357
30-36-0005
PN:21252
PN:21237
PN:21220
30-36-0001
PN:21453
Bottom Hole Loc.
Lat:39°56'50.41"
Lon:79°50'14.12"
30-36-0004
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
Well is located on topo map 4,571 feet west of longitude 79 ° 50 ' 00 "

LINE	BEARING	DISTANCE
L1	N 08°14'28" W	950.80'
L2	N 82°28'24" W	1046.43'

TM: 30-31-0015
Zoning: C-1, Conservation

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-8573

Dwg: 1 | Date: 07/28/10 | Scale: 1" = 1000' | Tract Acreage: 157.81 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Skovran Unit	34H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION OB and Gas Management Program WELL LOCATION PLAT

Unit Assignment Plat for the SKOVRAN UNIT WELL * 34H Redstone Township, Fayette Co., PA Scale 1° • 1200’ July, 2010

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Frederick & Johanna Gaggiani dated 4/16/99 and recorded in Deed Book Volume 2313, Page 279 in the Recorder’s Office of County, Fayette, covering approximately 70.97 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Frederick & Johanna Gaggiani, Atlas Energy, LLC, Arnold L. Schulberg, _______, dated March 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Andrew Fictsie, dated 9/5/00 and recorded in Deed Book Volume 2592, Page 226 in the Recorder’s Office of County, Fayette, covering approximately .37 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Andrew Fictsie, Atlas America, LLC, Cossidy, Katjarapogws Ponland, LLC, _______, dated August 24 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from John & Patti Manetta dated 7/2/10 and recorded in Deed Book Volume 3144, Page 644 in the Recorder’s Office of County, Fayette, covering approximately 9.28 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of John & Patti Manetta, Atlas Energy, Inc., Arnold L. Schulberg, ____, dated August 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Carol Shaffer dated 2/9/00 and recorded in Deed Book Volume 2492, Page 229 in the Recorder’s Office of County, Fayette, covering approximately 37.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Carol Shaffer, Atlas America, LLC, Arnold L. Schulberg, ____, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fredrick & Johanna Gaggiani dated 4/16/99 and recorded in Deed Book Volume 2313, Page 282 in the Recorder’s Office of County, Fayette, covering approximately 59.65 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fredrick & Johanna Gaggiani, Atlas Energy, LLC, Arnold L. Schulberg, ____, dated March 23 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26475
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Frank Georgia, Jr. dated 5/10/04 and recorded in Deed Book Volume 2916, Page 349 in the Recorder’s Office of County, Fayette, covering approximately 7.03 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26475 Skovran No. 35H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Frank Georgia, Jr. Atlas Energy, Inc, Arnold L. Schulberg, ____, dated September 3 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

COMMONWEALTH OF PENNSYL VANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION oil and gas management program well location plat

5500-PM-OG0002-DWG Rev. 09/2008

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 1,543 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 15 . 25 "
True Longitude: WEST
79 ° 50 ' 57 . 93 "
Skovran Unit #34H S 00°00'00" E 15.00'
Skovran Unit #30H S 00°00'00" E 15.00'
Skovran Unit #28H S 00°00'00" E 15.00'
Skovran Unit #27H S 00°00'00" E 15.00'
Skovran Unit #26H S 00°00'00" E 15.00'
Skovran Unit #31H S 00°00'00" E 15.00'
Skovran Unit #35H S 00°00'00" E 15.00'
Skovran Unit #36H
30-22-0095
LINE BEARING DISTANCE
L1 N 07°31'41" W 1040.10'
L2 N 77°38'43" W 1061.99'
Bottom Hole Loc.
Lat:39°57'42.35"
Lon:79°51'33.23"
PN:21440
Butcherhill Rd.
Well is located on topo map 4,569 feet west of longitude 79 ° 50 ' 00 "
1036.08
30-22-0091
TM 30-22-94
TM30-22-92
30-22-0129-04
PN:22162
PN:21439
PN:21624
30-22-0074-03
N 45°00'00" W
Andrew D. Skovran
(Surface, Oil & Gas Owner)
30.03 Acres
12.29 Ac. In Unit
30-31-0016
459.05'
500.00'
Proposed
Skovran Unit
Well #35H
PN:21965
N39°00'51" W 850.13'
L1
L2
372.50'
Point of Projected
Onondaga Penetration:
Lat:39°57'21.65"
Lon:79°51'05.01"
TM: 30-31-0015
Zoning: C-1, Conservation
30-22-0097
PN:21358
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR

Surveyor Engineer: Fayette Engineering Company, Inc. Edward L. Myers Phone # 724-430-5573

Dwg: 1 Date: 07/28/10 Scale: 1" = 600' Tract Acreage: 142.37 Acs.

Lat & Lon Metadata	Accuracy	Ft. Datum	Elevation Metadata	Accuracy	Ft. Datum	Survey Date
ITPMP	1/50"	NAD 83	Method GPSKN	0.05'	NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Skovran Unit	35H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

unit assignment plat for the slovran unit well #31H redstone township, Fayette co., pa scale 1’ = 1200’ May, 2010

26476
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from James & Gina Bashour dated 1/5/00 and recorded in Deed Book Volume 2477, Page 355 in the Recorder’s Office of County, Fayette, covering approximately 3.5 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 36H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Gina Bashour, Atlas America, LLC, Arnold L. Schulberg, _____, dated January 14 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26476
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Steve Skovran dated 5/17/99 and recorded in Deed Book Volume 2333, Page 337 in the Recorder’s Office of County, Fayette, covering approximately 1.05 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 36H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Steve Skovran, Atlas America, LLC, Arnold L. Schulberg, ______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26476
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 9/1/10 and recorded in Deed Book Volume 2796, Page 2013 in the Recorder’s Office of County, Fayette, covering approximately 30.03 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 36H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, _______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26476
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Helen Skovran dated 5/2/00 and recorded in Deed Book Volume 2541, Page 26 in the Recorder’s Office of County, Fayette, covering approximately 33.75 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Skovran No. 36H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Helen Skovran, Atlas America, LLC, Arnold L. Schulberg, _______, dated January 8 2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26476
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from Fairbank Rod & Gun Club dated 1/31/00 and recorded in Deed Book Volume 2492, Page 227 in the Recorder’s Office of County, Fayette, covering approximately 88.42 acres in Redstone Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26476 Skovran No. 36H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Fairbank Rod & Gun Club, Atlas America, LLC, Arnold L. Schulberg, _______, dated November 11 2008.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

COMMONWEALTH OF PENNSYL VANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION oil and gas management program WELL LOCATION PLAT

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking # / Permit # / Project #	G: / C:

Well is located on topo map 1,558 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.

True Latitude: NORTH 39 ° 57 ' 15 . 10 "

True Longitude: WEST 79 ° 50 ' 57 . 93 "

Andrew D. Skovron
(Surface, Oil & Gas Owner)
30.03 Acres
22.24 Ac. in Unit
PN:21485
30-31-0016
Proposed
Skovron Unit
Well #36H
30-31-0018
Roderick Rd.
30-22-0097
L1
L2
PN:21965
383.55'
PN:21358
S18°02'24"E
1027.13'
PN:21465
30-22-0109
370'
370'
PN:21660
PN:21292
30-31-0074
PN:21326
30-31-0016
PN:21357
30-36-0005
PN:21237
S 45°00'00" E
3705.04'
PN:21252
PN:21220
30-36-0001
PN:21453
30-36-0004
Skovron Unit #34H
S 00°00'00" E 15.00'
Skovron Unit #30H
S 00°00'00" E 15.00'
Skovron Unit #28H
S 00°00'00" E 15.00'
Skovron Unit #27H
S 00°00'00" E 15.00'
Skovron Unit #26H
S 00°00'00" E 15.00'
Skovron Unit #31H
S 00°00'00" E 15.00'
Skovron Unit #35H
S 00°00'00" E 15.00'
Skovron Unit #36H
Point of Projected
Onondaga Penetration:
Lat:39°57'05.52"
Lon:79°50'53.55"
Bottom Hole Loc.
Lat:39°56'40.25"
Lon:79°50'19.12"
COMMONWEALTH OF PENNSYLVANIA
REGISTERED
PROFESSIONAL
EDWARD L. MYERS
LAND
SURVEYOR

Well is located on topo map 4,569 feet west of longitude 79 ° 50 ' 00 "

LINE	BEARING	DISTANCE
L1	N 07°25'16" W	1054.97'
L2	N 76°51'25" W	1065.30'

TM: 30-31-0015
Zoning: C-1, Conservation

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5573

Dwg: 1 Date: 07/28/10 Scale: 1" = 1000' Tract Acreage: 157.91 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 88	10/01/09

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Skovran Unit	36H	

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, Pa. 15478	Fayette - 26	Redstone Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
Andrew D. Skovran	New Salem, PA.	4	1153 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical to Horizontal	TVD ft. TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
None

unit assignment plat for the skovran unit well #31H and #36H redstone township, Fayette co., pa scale 1’ = 1200’ May, 2010

26478
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from James & Susanne Teslovich dated 8-7-2004 and recorded in Deed Book Volume 2921, Page 1390 in the Recorder’s Office of County, Fayette, covering approximately 141.23 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Teslovich No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of James & Susanne Teslovich, Atlas Energy, INC, by Arnold L. Schulberg, ____________, dated Sept 27 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26478
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from Roberta Lee Berger dated 12/20/06 and recorded in Deed Book Volume 3018, Page 449 in the Recorder’s Office of County, Fayette, covering approximately 71.25 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the 26478 Teslovich No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Roberta Lee Berger, Atlas America, LLC, Cassiay, Kotjarapogus, & Ponland, LLC, _____________, dated November 1 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

26478
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from Jack & Sue Ellen Reiber dated 11/10/06 and recorded in Deed Book Volume 3013, Page 124 in the Recorder’s Office of County, Fayette, covering approximately 26 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Teslovich No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Jack & Sue Ellen Reiber, Atlas America, LLC, Cassiay, Kotjarapogws, & Ponland, LLC, __________, dated September 27 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26478
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from David & Barbara Coldren dated 11/17/07 and recorded in Deed Book Volume 3016, Page 2253 in the Recorder’s Office of County, Fayette, covering approximately 25 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the! Teslovich No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of David & Barbara Coldren, Atlas America, LLC, Cassiay, Kotjarapogws, & Ponland, LLC, ______, dated September 27 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

26478
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from Randall & Karen Cramer dated 6/15/10 and recorded in Deed Book Volume 3128, Page 825 in the Recorder’s Office of County, Fayette, covering approximately 23.55 acres in Menallen Township, Fayette County, PA.

(b)	The portion of the leasehold estate constituting the Teslovich 26478 No. 31H Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of Randall & Karen Cramer, Atlas America, LLC, Cassiay, Kotjarapogws & Ponland, LLC, _______, dated November 10 2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is ? feet), subject to the landowner’s royalty interest and overriding royalty interests.

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF ENVIRONMENTAL PROTECTION Oil and Gas Managment Program WELL LOCATION PLAT

5500-PM-OG0002-DWG Rev. 09/2008

pennsylvania
DEPARTMENT OF ENVIRONMENTAL PROTECTION

WELL LOCATION PLAT

DEP USE ONLY	DEP Application Tracking #	G:
	Permit #	
	Project #	C:

Well is located on topo map 560 feet south of latitude 39 ° 57 ' 30 "

Denotes location of well on topo map.
True Latitude: NORTH
39 ° 57 ' 25 . 10 "
True Longitude: WEST
79 ° 45 ' 40 . 47 "
22-06-0119-01
22-08-0038
Abandoned Well
PN:
Rutter Lane
DWG
Water Well
22-08-0040
L2
627'
PN: 23415
L1
Proposed Teslovich Unit Well #31H
22-08-0039
Old Route 51
22-08-0044
22-08-0046-01
22-06-0119
575'
457'
PN: 23416
S 08°46'28" E
388.55'
22-08-0047-02
515'
Point Of Projected Onondaga Penetration:
Lat:39°57'19.93"
Lon:79°45'37.77"
22-06-0118
22-08-0047-01
S 43°58'59" E
22-06-0117
PN: 23419
Abandoned Well
PN:
James A. & Suzanne Teslovich
(Surface, Oil & Gas Owners)
141.23 Acres (131.23 Ac. In Unit)
TM 22-06-0117, 0119-01
Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
E 15.00'
N 20°01'33"
25-01-0003-02
22-08-0047
25-06-0001
22-17-0041
COMMONWEALTH OF PENNSYLVANIA
REGISTERED PROFESSIONAL
EDWARD L. MYERS
LAND SURVEYOR
No. 1287A
TM: 22-06-0117
Zoning: A-1, Agricultural
Bottom Hole Location
Lat:39°56'46.56"
Lon:79°44'53.97"
5000.00'
Well is located on topo map 3,218 feet west of longitude 79 ° 45 ' 00 "

LINE	BEARING	DISTANCE
L1	N 84°44'32" W	676.97'
L2	N 08°05'55" W	1166.81'

Surveyor Engineer: Fayette Engineering Company, Inc.
Edward L. Myers
Phone # 724-438-5673

Dwg: 1 Date: 12/08/10 Scale: 1" = 800' Tract Acreage: 287.85 Acs.

Lat & Lon Metadata			Elevation Metadata			Survey Date:
ITPMP	Accuracy 1/50"	Ft. Datum NAD 83	Method GPSKN	Accuracy 0.05'	Ft. Datum NAVD 29	05/05/10

Applicant/Well Operator Name	DEP ID#	Well (Farm) Name	Well #	Serial #
Atlas Resources, LLC.	258624	Teslovich Unit	31H	MCLS 1465

Address	County - Code	Municipality	Well Type
800 Mountain View Drive, Smithfield, PA. 15478	Fayette - 26	Menallen Township	Gas/Conservation

Surface Landowner	USGS 7 1/2 Quadrangle Map Name	Map Section	Surface Elevation
James A. & Suzanne Teslovich	New Salem, PA	6	1195 ft.

Target Formation(s)	Angle & Course of Deviation (Drilling)	Anticipated Total Depth
Marcellus	Vertical To Horizontal	TVD ft TMD

Surface Owner or Water Purveyor with a Water Supply within 1000 ft.	Approximate Course and Distance to Water Supply	Owner, Lessee, or Operator of Workable Coal Seam	Name of Coal Seam Owned, Leased, or Operated
WW #1 James A. & Suzanne Teslovich	N 20°04'18" E 678.12'

Unit Assignment Plat for the TESLOVICH UNIT WELLS Menallen township, Fayette Co., PA Scale

SURFACE/OIL & GAS OWNER	LEASED ACREAGE	ACREAGE IN UNIT
A. James A. & Susanne Teslovich	141.23 Acres	131.23 Acres
B. Roberta Lee Berger	71.25 Acres	65.25 Acres
C. Donald E. & Deborah A. Mack	11.00 Acres	11.00 Acres
D. Jack R. & Sue Ellen Reiber	15.21 Acres	15.21 Acres
E. David A. & Barbara J. Coldren	2.02 Acres	2.02 Acres
K. Thomas, III & Marcel L. Pearson	25.59 Acres	25.59 Acres
O. Carl, Jr. & Edna Louise Warner	14.00 Acres	14.00 Acres
P. Randall F. & Karen F. Cramer	23.55 Acres	23.55 Acres
		TOTAL 287.85 Acres

22-06-0119-01
22-08-0038
22-08-0039
22-08-0040
22-08-0047-02
22-08-0047-01
Proposed Teslovich Unit Well #29H, 30H, 31H & 32H
O
C
A
22-06-0117
B
25-01-0003-02
25-01-0005
E
25-01-0005-03
25-06-0001
25-06-0130
22-08-0047
D
P
25-06-0026-01
25-06-0003
25-06-0026
25-06-0010
K
25-06-0010-02
25-06-0167
25-06-0167-03
25-06-0167-01
25-06-0167-02

Teslovich Unit #29H
Teslovich Unit #30H
Teslovich Unit #31H
Teslovich Unit #32H
N 20°01'33" E 15.00'

Unit Assignment Plat for the
TESLOVICH UNIT WELLS

Menallen Township, Fayette Co., PA

Scale: 1" = 1600'   November, 2010

26502
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from CLYDE & PHILLIS EINSPAHR dated 1-29-02 and recorded in Deed Book Volume 280, Page 455 in the Recorder’s Office of County, 217152 PHILLIPS, covering approximately 2239 acres in 9N, 44W SEC 35 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the EINSPAHR No. 944-35-14 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of EINSPHAHR 944-35-14 for BLACK RAVEN, by BARRY W. SPECTOR, , dated, 10-21-2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2746 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying at is an accurate represent on showing the location of a proposed well this location may be described as a point 425 feet North of the South kine, and 820 feet east of the west kine of section 35, Township 9 North elevation at this point is 3728 feet above m.s.l Note, This is not a land survey plat. There are no visible improvements within 200 feet of the location

Note: This is not a land survey plat.

FND #6 REBAR/3 1/4" AC PLS #26602
S 87°56'50" W 5371.7 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
RD 45
RD 47
BASIS OF BEARING IS THE NORTH LINE OF SEC. 35, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO BEARS S 87°56'50" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NW CORNER SEC. 35, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3734.4' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
NW 1/4
NE 1/4
Soil survey from sheet 5
Phillips County Soil Survey Map
Richfield loam, 3-5% slopes (RcC)
Horizon A 0-6"
Horizon B 6-20"
Horizon C 20-60"
SEC. 35
S 02°32'10" E 5348.7 FT
N 01°43'10" W 5334.6 FT
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1516769.7
X: 3907800.0
N
WHEAT STUBBLE
SE 1/4
ELEV. 3728'
820'
425'
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.70590
LON: W -102.22500
RD 38
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
FND #5 REBAR NO CAP
N 88°10'39" E 1915.9 FT
NOTHING FND USED CL RDS FOR CONTROL
N 87°34'40" E 3379.8 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
1000 500 0 1000
Scale 1" = 1000'

2.713 PDOP

GPS OPERATOR: NEAL MCCORMICK

- Dual Producer
- Oil well
- Gas Well
- Dry Hole
- Location
- Fence Line
- Half-Sec. Line
- Section Line
- Road
- Trail
- Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 09 FEBRUARY 2008 / DATE OF DRAWING: 13 FEBRUARY 2008
	EINSPAHR #944-35-14
	SW 1/4 SW 1/4 SEC. 35, T9N, R44W
	PRB OIL & GAS, INC.
P.O. Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO

W359N44GPS 7402-178

26503
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from FLATLAND BASE, LTD dated 2-2-01 and recorded in Deed Book Volume 275, Page 300 in the Recorder’s Office of County, 215018 PHILLIPS, covering approximately 1760 acres in 9N, 44W SEC 35 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the FLATLAND No. 944-35-44 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of FLATLAND 944-35-44, for Black Raven, by Barry W Spector, , dated 10-25-2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2665 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26504
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from FLATLAND BASE, LTD dated 2-2-01 and recorded in Deed Book Volume 275, Page 300 in the Recorder’s Office of County, PHILLIPS, covering approximately 1760 acres in 9N 44W, SEC 35 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the FLATLAND No. 944-35-43 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of FLATLAND 944-35-44, for BLACK RAVEN, BY BARRY W SPECTOR, , dated 10-25-2001.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2620 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26505
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from J & S CROWDER dated 2-19-01 and recorded in Deed Book Volume 275, Page 317 in the Recorder’s Office of County, 215023 PHILLIPS, covering approximately 802 acres in 9N, 43W SEC 31 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the OLSON No. 943-31-14 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of OLSON # 943-31-14, for BLACK RAVEN, By BARRY W SPECTOR, , dated 10-28-2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2646 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26506
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from BRINKEMA FARMS dated 3-21-01 and recorded in Deed Book Volume 275, Page 529 in the Recorder’s Office of County, 215123 PHILLIPS, covering approximately 200 acres in 9N 43W SEC 31 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the BRINKEMA No. 943-31-44 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BRINKEMA 943-31-44, for BLACK RAVEN, by BARRY W SPECTOR, , dated 10-27-2010.

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2628 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying platens an accurate representation showing the location of a proposed well This location may be described as a point 630 feet North of the South line, and 1220 feet west of the East line of Section 31, Township 9 North, range 43 west of the 6th P.M. Phillips county, Colorado.The surface elevation at this point is 3685 feet above m.s.l There are no visible improvements within 200 feet of the location

Note: This is not a land survey plat.

S 87°39'40" W 5275.1 FT
FND 2 7/8" PIPE/3 1/4" AC
PLS #10565
FND AXLE
BASIS OF BEARING IS THE WEST LINE SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, COLORADO BEARS S 01°29'40" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NW CORNER SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3687.3' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
RD 49
RD 51
NW 1/4
NE 1/4
Soil survey from sheet 6
Phillips County Soil Survey Map
Richfield loam, 0-3% slopes (RcB)
Horizon A 0-6"
Horizon B 6-20"
Horizon C 20-60"
S 01°29'40" E 5358.5 FT
N 01°41'20" W 5335.9 FT
SEC. 31
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1517602.2
X: 3921628.4
SW 1/4
MILLET
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.70677
LON: W -102.17504
ELEV. 3685'
1220'
630'
N
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR
NEAL E. McCORMICK
26602
03 AUG
N 87°13'40" E 1969.4 FT
N 87°21'40" E 3324.5 FT
RD 38
FND 2 7/8" PIPE/3 1/4" AC
PLS #10565
FND #5 REBAR/1 1/2" AC
ILLEGIBLE
FND #5 REBAR/2" AC
PLS #37897
1000 500 0 1000
Scale 1" = 1000'

2.411 PDOP

GPS OPERATOR: KEVIN McCORMICK

Symbol		Symbol	
Dual Producer	Location	Road	
Oil well	Fence Line	Trail	
Gas Well	Half-Sec. Line	Survey Monument	
Dry Hole	Section Line		

GREAT PLAINS SURVEYING, INC.
P.O. Box 296 Phone 970-774-3602
Holyoke, CO 80734 Fax 970-774-3601

DATE OF FIELD WORK:	DATE OF DRAWING:
27 JULY 2007	03 AUGUST 2007

BRINKEMA FARMS #943-31-44

SE 1/4 SE 1/4 SEC. 31, T9N, R43W

PRB OIL & GAS, INC.

PHILLIPS COUNTY, COLORADO

W319N43GPS 7402-136

26507
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from BRINKEMA FARMS dated 3-21-01 and recorded in Deed Book Volume 275, Page 532 in the Recorder’s Office of County, 215124 PHILLIPS, covering approximately 320 acres in 9N 43W SEC 32 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the BRINKEMA No. 943-31-43 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BRINKEMA 943-31-43, for BLACK RAVEN, by BARRY W SPECTOR, , dated 11-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2654 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26613
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Phillips, covering approximately acres in Amherst Township, Phillips County, CO.

(b)	The portion of the leasehold estate constituting the Flalland 844-11-42 No. 26613 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged

26614
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DALE VIESELMEYER dated 5-10-01 and recorded in Deed Book Volume 276, Page 136 in the Recorder’s Office of County, 215376 PHILLIPS, covering approximately 665 acres in 9N 43W SEC 34 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the VIESELMEYER No. 843-5-31-L2 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of VIESELMEYER # 843-5-31-L2, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2705 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plot is an accurate representation showing the location of a proposed well. This location may be described as a point 1295 feet south of the North line, and 1930 feet west of the east line of Section 5. Township 8 North. Range 43 West of the 6th P M, Phillips County, Colorado The surface elevation of this point is 3681 feet above msi Note: This is not a land survey plot. There are no visible improvement within 200 feet of the location

26615
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DALE VIESELMEYER dated 5-10-01 and recorded in Deed Book Volume 276, Page 136 in the Recorder’s Office of County, 215376 PHILLIPS, covering approximately 665 acres in 8N 43W SEC 5 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the VIESELMEYER No. 843-5-32-L10 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of VIESELMEYER # 843-5-32-L10, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2704 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plot is an accurate representation showing the location of a proposed well. This location may be described as a point 3864 feet south of the North line, and 1980 feet west of the east line of Section 5. Township 8 North. Range 43 West of the 6th P.M., Phillips County, Colorado The surface elevation of this point is 3695 feet above mst Note: This is not a land survey plot. There are no visible improvement within 400 feet of the location

26616
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DALE VIESELMEYER dated 5-10-01 and recorded in Deed Book Volume 276, Page 136 in the Recorder’s Office of County, 215376 PHILLIPS, covering approximately 665 acres in 9N 43W SEC 27 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the VIESELMEYER No. 843-5-41-LI Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of VIESELMEYER # 843-5-41-LI FOR BLACK RAVEN, by BARRY W. SPECTOR, ______, dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2711 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying pla is an accurate representation showing the location of a proposed well, this location may be described as a point 620 feet south of the north line and 625 feet west of the cast line of section 5 township 8 north range 43 west of the 6th p.m. Phillips County Colorado he surgace elevation at this point is 3693 feet above msi note this is not a land survey plat there are no visible improvements within 200 feet of the location.

26617
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DALE VIESELMEYER dated 5-10-01 and recorded in Deed Book Volume 276, Page 136 in the Recorder’s Office of County, 215376 PHILLIPS, covering approximately 665 acres in 8N 43W SEC 5 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the VIESELMEYER No. 843-5-41-L8 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of VIESELMEYER # 843-5-41-L8 FOR BLACK RAVEN, by BARRY W. SPECTOR, _______, dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2699 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 2725 feet South of the North line, and 1250 feet West of the East line of Section 5, Township 8 North , Rang 43 West of the 6th P.M. Phillips County, Colorado The surface elevation at this point is 3682 feet above m.s.l. Note this is not land survey plat. There are no visible improvements within 400 feet of the location.

26618
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from L & P BLOCHOWITZ dated 10-26-01 and recorded in Deed Book Volume 278, Page 848 in the Recorder’s Office of County, PHILLIPS, covering approximately 155 acres in 8N 43W SEC Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the BLOCHOWITZ No. 843-6-14-L14 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BLOCHOWITZ 843-6-14-L14, FOR BLACK RAVEN, by BARRY W. SPECTOR, _________, dated 2-26-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26618
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from J & C GERK dated 10-17-01 and recorded in Deed Book Volume 278, Page 809 in the Recorder’s Office of County, PHILLIPS, covering approximately 155 acres in 8N 43W SEC Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the BLOCHOWITZ No. 843-6-14-L14 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BLOCHOWITZ 843-6-14-L14 FOR BLACK RAVEN, by BARRY W. SPECTOR, ________, dated 2-26-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 550 feet North of the South line, and 770 feet east of the West line of Section 6, Township 8 North, Range 43 West of the 6th P.M. Phillips County, Colorado The surface elevation at this point is 3704 feet above msl Note This is not a land survey plat There are no visible Improvements within 200 feet of the location.

26619
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from L&P BLOCHOWITZ dated 10-26-01 and recorded in Deed Book Volume 278, Page 848 in the Recorder’s Office of County, 216476 PHILLIPS, covering approximately 155 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the BLOCHOWITZ No. 843-6-23 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BLOCHOWITZ 843-6-23, FOR BLACK RAVEN, by BARRY W. SPECTOR, _________, dated 2-26-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2683 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26619
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from J&C GERK dated 10-17-01 and recorded in Deed Book Volume 278, Page 809 in the Recorder’s Office of County, 216466 PHILLIPS, covering approximately 155 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the BLOCHOWITZ No. 843-6-23 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of BLOCHOWITZ 843-6-23, FOR BLACK RAVEN, by BARRY W. SPECTOR, ________, dated 2-26-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2683 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well, this location may be described as a point 1480 feet North of the South line and 1940 feet east of the West line of section 6 township 8 north range 43 west of the 6th p.m. Phillips County Colorado The surface elevation at this point is 3712 feet above msi note this is not a land survey plat there are no visible improvements within 400 feet of the location.

26620
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from US A6 BANK dated 7-11-06 and recorded in Deed Book Volume ________, Page ________ in the Recorder’s Office of County, #225581 PHILLIPS, covering approximately 160 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the CLAYMON No. 843-6-33 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 6, SE QTR, FOR BLACK RAVEN, by BARRY W. SPECTOR, ____________, dated 3-10-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2708 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26620
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from D&S CLAYMON dated 2-19-01 and recorded in Deed Book Volume 275, Page 327 in the Recorder’s Office of County, 215028 PHILLIPS, covering approximately 855 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the CLAYMON No. 843-6-33 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC. 6, SE QTR, FOR BLACK RAVEN, by BARRY W. SPECTOR, ___________, dated 3-10-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2708 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well, this location may be described as a point 2400 feet North of the South line and 1930 feet west of the East line of section 6 township 8 North range 43 West of the 6th p.m. Phillips County Colorado The surface elevation at this point is 3709 feet above msi note This is not a land survey plat there are no visible improvements within 200 feet of the location.

26621
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from D&S CLAMON dated 2-19-01 and recorded in Deed Book Volume 275, Page 327 in the Recorder’s Office of County, 215028 PHILLIPS, covering approximately 855 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the CLAYMON No. 843-6-42-L9 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of CLAYMON # 843-6-42, L9 FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2709 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26621
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from US A6 BANK dated 7-11-06 and recorded in Deed Book Volume 225581,          in the Recorder’s Office of County, PHILLIPS, covering approximately 160 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the CLAYMON No. 843-6-42-L9 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of CLAYMON # 843-6-42-L9, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 2-1-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2709 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is on accurate representation showing the location oF a proposed welt. This location may be described as a point .3785 Feet South of the North tine, and 500 feet West of the East line oF Section 6 Township 8 North , Range 43 West of the 6th P.M Phillips County, Colorado.The surface elevation at this point is 3705 feet above must Note This is not a land survey plot. There are no visible Improvements within 400 Feet of the location, except on existing treetine and CR 51.

26622
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from ELTON & EUNICE OLTJEN BRUNS dated 4-30-01 and recorded in Deed Book Volume 276, Page 121 in the Recorder’s Office of County, 215371 PHILLIPS, covering approximately 1116 acres in 8N, 43W SEC 6 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the OLTJEN BRUNS No. 843-6-41-L1 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of OLTJEN BRUNS 843-6-41-L1, for BLACK RAVEN, by BARRY SPECTOR, , dated 11-30-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2704 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat Is an accurate representation showing the location of a proposed well. This location nay be described as a point 1300 feet South oF the North line, and 600 feet West of the East line of Section 6 , Township 8 North , Range 43 West of the 6th P.M, Phillips Country , Colorado The surface elevation at this point is 3708 feet above m s.l Note This Is not a land survey plat. There are no visible inprovements within 200 feet of the location

26624
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from STATE of COLORADO dated 8-16-01 and recorded in Deed Book Volume 277, Page 55 in the Recorder’s Office of County, 215994 PHILLIPS, covering approximately 320 acres in 8N 44W SEC 1 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the STATE No. 844-1-43 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 1, S. HALF, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 2.390 feet North of the South line, and .350 feet Vest of the East line of Section ) Township 8 Worth , Range 44 West of the 6th P.M, Phillips County , Color ado. The Surface elevation at this point (is 3772 feet above m s l. Note This Is not a land survey plat. There are no visible improvements within 400 feet of the location, except an existing county road

26625
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Phillips, covering approximately acres in Amherst Township, Phillips County, CO.

(b)	The portion of the leasehold estate constituting the Franson 844-10-44 No. 26625 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                            feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26626
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Phillips, covering approximately acres in Amherst Township, Phillips County, CO.

(b)	The portion of the leasehold estate constituting the Flatland 844-11-21 No. 26626 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                            feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26627
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from FLATLAND BASE LTD dated 2-2-01 and recorded in Deed Book Volume 275, Page 300 in the Recorder’s Office of County, 215018 PHILLIPS, covering approximately 1760 acres in 8N 44W SEC 11 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the FLATLAND No. 844-11-22 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 11, N. HALF, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 1-25-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2680 feet), subject to the landowner’s royalty interest and overriding royalty interests.

NOTHING FND USED CL OF RDS FOR CONTROL
S 88°07'20" W 5323.9 FT
FND 1 1/2" IRON BAR NO CAP
RD 36
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1506913.00
X: 3905628.67
BASIS OF BEARING IS THE NORTH LINE OF SEC. 11, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO. BEARS S 88°07'20" W
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER SEC. 11, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3734.4' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
2589'
NE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.67909
LON: -102.23413
S 00°04'40" W 5203.5 FT
N 00°04'50" E 5200.5 FT
STUBBLE
ELEV. 3731'
2050'
12'
SEC. 11
SW 1/4
SE 1/4
Soil survey from sheet 12
Phillips County Soil Survey Map
Rago and Kuma loams, 0-3% slopes (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
RD 45
RD 47
RD 34
COLORADO REGISTERED NEAL E. McCORMICK 26602 PROFESSIONAL LAND SURVEYOR
NOTHING FND USED CL OF RDS FOR CONTROL
N 88°05'30" E 5323.6 FT
NOTHING FND USED CL OF RDS FOR CONTROL
1000 500 0 1000
Scale 1" = 1000'
1.762 PDOP
GPS OPERATOR: NEAL MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 29 NOVEMBER 2008 / DATE OF DRAWING: 03 DECEMBER 2008
	FLATLAND #844-11-22
	SE 1/4 NW 1/4 SEC. 11, T8N, R44W
P.O. Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PRB OIL & GAS, INC.
	PHILLIPS COUNTY, COLORADO

W118N44GPS 7402-193

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 2090 feet South of the North line, and 2045 Feet East of the West line of Section 12, Township 8 North, Range 44 West of the 6th P.M., Phillips County, Colorado. The Surface elevation at this point is 3720 Feet m.s.i Note, This is not a land survey plant. There are no visible improvements within 400 feet of the location

26628
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from RUTH PILLARD dated 2-9-01 and recorded in Deed Book Volume 275, Page 549 in the Recorder’s Office of County, 215131 PHILLIPS, covering approximately 800 acres in 8N 44W, SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the PILLARD No. 844-12-12 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of PILLARD # 844-12-12, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 11-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2705 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26628
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DENTON PILLARD dated 2-9-01 and recorded in Deed Book Volume 215129,                            in the Recorder’s Office of County, PHILLIPS, covering approximately 800 acres in 8N 44W SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the PILLARD No. 844-12-12 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of PILLARD # 844-12-12, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 11-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2705 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The surface elevation at this point is 3714 feet m.s.l.

Note: This is not a land survey plat.

N 88°02'50" E 5302.6 FT
FND 1 1/2" IRON BAR
FND #5 REBAR/1 1/2" AC ILLEGIBLE
RD 36
RD 47
1920'
365'
ELEV. 3714'
WINTER WHEAT
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1507701.1
X: 3909265.1
NE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.68088
LON: W -102.22093
BASIS OF BEARING IS THE NORTH LINE OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO BEARS N 88°02'50" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO = 3707.6' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
N 00°04'50" E 5200.4 FT
S 00°02'50" W 5195.2 FT
SEC. 12
SW 1/4
SE 1/4
N
Soil survey from sheet 13
Phillips County Soil Survey Map
Rago and Kuma loams, 0-3% slopes (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
RD 49
RD 34
NOTHING FND USED CL OF RDS FOR CONTROL
NOTHING FND USED CL OF RDS FOR CONTROL
1000 500 0 1000
Scale 1" = 1000'

2.352 PDOP

GPS OPERATOR: NEAL MCCORMICK

Dual Producer	Location	Road
Oil well	Fence Line	Trail
Gas Well	Half-Sec. Line	Survey Monument
Dry Hole	Section Line	

GREAT PLAINS SURVEYING, INC.

P.O. Box 296
Holyoke, CO 80734

Phone 970-774-3602
Fax 970-774-3601

DATE OF FIELD WORK:	DATE OF DRAWING:
29 DECEMBER 2007	08 JANUARY 2008

PILLARD #844-12-12

SW 1/4 NW 1/4 SEC. 12, T8N, R44W

PRB OIL & GAS, INC.

PHILLIPS COUNTY, COLORADO

W1258N44GPS 7402-158

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 2090 feet South of the North line, and 2045 Feet East of the West line of Section 12, Township 8 North, Range 44 West of the 6th P.M., Phillips County, Colorado. The Surface elevation at this point is 3720 Feet m.s.i Note, This is not a land survey plant. There are no visible improvements within 400 feet of the location

26629
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from RUTH PILLARD dated 2-9-01 and recorded in Deed Book Volume 275, Page 549 in the Recorder’s Office of County, 215131 PHILLIPS, covering approximately 800 acres in 8N 44W SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the PILLARD No. 844-12-22 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of PILLARD 844-12-22, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 11-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26629
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DENTON PILLARD dated 2-9-01 and recorded in Deed Book Volume 215129,                in the Recorder’s Office of County, PHILLIPS, covering approximately 800 acres in 8N 44W SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the PILLARD No. 844-12-22 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of PILLARD 844-12-22, FOR BLACK RANVEN, by BARRY W. SPECTOR, , dated 11-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

N 88°02'50" E 5302.6 FT
FND 1 1/2" IRON BAR
RD 36
FND #5 REBAR/1 1/2" AC ILLEGIBLE
RD 47
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y:1507588.30
X:3910944.96
2090'
NE 1/4
WHEAT STUBBLE
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT:40.68040
LON: -102.21489
ELEV. 3720'
2045'
N 00°04'50" E 5200.4 FT
SEC. 12
S 00°02'50" W 5195.2 FT
BASIS OF BEARING IS THE NORTH LINE OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO BEARS N 88°02'50" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER OF SEC 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO = 3707.6' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED.
THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
SW 1/4
SE 1/4
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
Soil survey from sheet 13
Phillips County Soil Survey Map
Rago and Kuma loams, 0-3% slopes (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
RD 49
RD 34
FND #5 REBAR/3 1/4" AC PLS #26602
FND #5 REBAR/3 1/4" AC PLS #26602
N 87°59'30" E 5305.8 FT
1000 500 0 1000

Scale 1" = 1000'

1.921 PDOP

GPS OPERATOR: NEAL MCCORMICK

✹ Dual Producer	○ Location	═══ Road
● Oil well	—— Fence Line	= = = Trail
☼ Gas Well	— — Half-Sec. Line	⊗ Survey Monument
⌖ Dry Hole	— - - - Section Line	

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 03 NOVEMBER 2009	DATE OF DRAWING: 05 NOVEMBER 2009
	PILLARD 844-12-22	
	SE 1/4 NW 1/4 SEC. 12, T8N, R44W	
	BLACK RAVEN ENERGY, INC.	
20575 C.R. 21 Haxtun, CO 807314 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W128N44GPS 9402-105

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 2090 feet South of the North line, and 2045 Feet East of the West line of Section 12, Township 8 North, Range 44 West of the 6th P.M., Phillips County, Colorado. The Surface elevation at this point is 3720 Feet m.s.i Note, This is not a land survey plant. There are no visible improvements within 400 feet of the location

26630
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from M & L OLTJENBRUNS FARMS dated 4-30-01 and recorded in Deed Book Volume 276, Page 119 in the Recorder’s Office of County, 215370 PHILLIPS, covering approximately 3270 acres in 8N 44W SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the SAND PARTNERS No. 844-12-31 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC, 12. NE QTR, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 1-06-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2704 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

FND 1 1/2" IRON BAR
N 88°02'50" E 5302.6 FT
FND #5 REBAR/1 1/2" AC ILLEGIBLE
RD 36
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.68257
LON: -102.21124
1295'
DRYLAND CORN
BASIS OF BEARING IS THE NORTH LINE OF SEC 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO BEARS N 88°02'50" E BETWEEN SET MONUMENTS
RD 47
NW 1/4
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1508417.22
X: 3911926.16
ELEV. 3722'
2275'
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO = 3707.6' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
N 00°04'50" E 5200.4 FT
S 00°02'50" W 5195.2 FT
SEC. 12
SW 1/4
SE 1/4
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR NEAL E. McCORMICK 26602
Soil survey from sheet 13
Phillips County Soil Survey Map
Richfield loam, 0-3% slopes (RcB)
Horizon A 0-6"
Horizon B 6-20"
Horizon C 20-60"
RD 49
RD 34
FND #5 REBAR/3 1/4" AC PLS #26602
N 87°59'30" E 5305.8 FT
FND #5 REBAR/3 1/4" AC PLS #26602
1000 500 0 1000
Scale 1" = 1000'
2.109 PDOP
GPS OPERATOR: NEAL MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 21 OCTOBER 2008	DATE OF DRAWING: 28 OCTOBER 2008
	~~OLTJENBRUNS #844-12-31~~ / Sani Partners 844-12-31	
	NW 1/4 NE 1/4 SEC. 12, T8N, R44W	
	PRB OIL & GAS, INC.	
P.O. Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W1258N44GPS 7402-189

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 1295 feet South of the North line, and 2275 Feet East of the West line of Section 12, Township 8 North, Range 44 West of the 6th P.M., Phillips County, Colorado. The Surface elevation at this point is 3722 Feet above m.s.i Note, This is not a land survey plant. There are no visible improvements within 200 feet of the location

26631
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from M & L OLTJENBRUNS FARMS dated 4-30-01 and recorded in Deed Book Volume 276, Page 119 in the Recorder’s Office of County, 215370 PHILLIPS, covering approximately 3270 acres in 8N 44W SEC 12 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the SAND PARTNERS No. 844-12-41 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 12, NE QTR, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 1-06-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 600 feet South of the North line, and 940 Feet West of the East line of Section 12, Township 8 North, Range 44 West of the 6th P.M., Phillips County, Colorado. The Surface elevation at this point is 3710 Feet above m.s.i Note, This is not a land survey plant. There are no visible improvements within 200 feet of the location

Note: This is not a land survey plat.

N 88°02'50" E 5302.6 FT
FND 1 1/2" IRON BAR
RD 36
FND #5 REBAR/1 1/2" AC ILLEGIBLE
600'
940'
ELEV. 3710'
WHEAT STUBBLE
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.68447
LON: W -102.20633
NW 1/4
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1509158.2
X: 3913261.8
RD 47
N 00°04'50" E 5200.4 FT
S 00°02'50" W 5195.2 FT
BASIS OF BEARING IS THE NORTH LINE OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO BEARS N 88°02'50" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER OF SEC. 12, T8N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO = 3707.6' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED.
THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
SEC. 12
Soil survey from sheet 13
Phillips County Soil Survey Map
Rago and Kuma loams, 0-3% slopes (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
SW 1/4
SE 1/4
RD 49
RD 34
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
NOTHING FND USED CL OF RDS FOR CONTROL
NOTHING FND USED CL OF RDS FOR CONTROL
1000 500 0 1000
Scale 1" = 1000'

2.317 PDOP

GPS OPERATOR: NEAL MCCORMICK

Symbol	Legend	Symbol	Legend	Symbol	Legend
✷	Dual Producer	o	Location	═══	Road
•	Oil well	——	Fence Line	= = =	Trail
☼	Gas Well	— - —	Half-Sec. Line	◈	Survey Monument
⌖	Dry Hole	— - - - —	Section Line		

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 29 DECEMBER 2007 — DATE OF DRAWING: 08 JANUARY 2008
	SAND PARTNERS #844-12-41
	NE 1/4 NE 1/4 SEC. 12, T8N, R44W
P.O. Box 296 Phone 970-774-3602	PRB OIL & GAS, INC.
Holyoke, CO 80734 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO

W1258N44GPS 7402-157

26632
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from PATRICIA A. OLSON dated 5-7-03 and recorded in Deed Book Volume 219727,              in the Recorder’s Office of County, PHILLIPS, covering approximately 160 acres in 9N, 43W, SEC 27 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the OLSON No. 943-27-21 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of OLSON # 943-27-21, for BLACK RAVEN, by BARRY W SPECTOR, , dated 10-15-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2684 feet), subject to the landowner’s royalty interest and overriding royalty interests.

DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from FLAME ROYALTIES dated 7-25-03 and recorded in Deed Book Volume 219980,           in the Recorder’s Office of County, PHILLIPS, covering approximately 160 acres in 9N, 43W, SEC 27 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the OLSON No. 943-27-21 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of OLSON # 943-27-21, for BLACK RAVEN, by BARRY W SPECTOR, , dated 10-15-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2684 feet), subject to the landowner’s royalty interest and overriding royalty interests.

FND 2 7/8" PIPE/3 1/4" AC PLS #10556
N 87°15'20" E 5286.9 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10565
Basis of bearing is the north line of Sec. 27, T9N, R43W of the 6th P.M., Phillips County, Colorado bears N 87°15'20" E between set monuments.
OLSON 4-27
1220'
600'
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.73308
LON: W -102.12383
2365'
279'
INTERMITTENT STREAM
NE 1/4
Basis of elevation is a spot elevation at the NW Corner of Sec. 27, T9N, R43W of the 6th P.M., Phillips County, CO. = 3643' m.s.l.
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1527716.8
X: 3935451.3
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
SEC. 27
N 01°55'20" W 5338.6 FT
S 01°59'00" E 5333.8 FT
Soil survey from sheet 7
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
SW 1/4
SE 1/4
N
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
Plant species from USNRCS:
Blue grama
Western wheatgrass
Rd. 55
Rd. 57
FND #5 REBAR
S 87°12'20" W 5292.8 FT
NOTHING FND USED CL RD FOR CONTROL
1000 500 0 1000

2 163 PDOP

GPS OPERATOR: KEVIN MCCORMICK

Scale 1" = 1000'

Symbol			
Dual Producer	Location	Road	
Oil well	Fence Line	Trail	
Gas Well	Half-Sec. Line	Survey Monument	
Dry Hole	Section Line		

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 24 JULY 2007 / DATE OF DRAWING: 25 JULY 2007
	OLSON #943-27-21
	NE 1/4 NW 1/4 SEC. 27, T9N, R43W
	PRB OIL & GAS, INC.
P.O Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO

W279N43GPS 7402-116

26634
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from AUDREY J MURRAY dated 2-2-01 and recorded in Deed Book Volume 275, Page 353 in the Recorder’s Office of County, 215041 PHILLIPS, covering approximately 360 acres in 9N 43W SEC 34 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the MURRAY No. 943-34-11 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 34, N2, NW QTR, SW, QTR FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 3-9-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2695 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The surface elevation at this point is 3644 feet m.s.l.

Note: This is not a land survey plat.

NOTHING FND USED CL OF RD & NORTH LINE FOR CONTROL
N 87°12'20" E 5292.9 FT
NOTHING FND USED CL OF RDS FOR CONTROL
RD 40
425'
590'
ELEV. 3644'
WINTER WHEAT
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.71886
LON: W -102.13032
BASIS OF BEARING IS THE SOUTH LINE OF SEC. 34, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. BEARS S 87°01'30" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE SE CORNER OF SEC. 34, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3637' M.S.L.
NE 1/4
N 01°52'40" W 5338.5 FT
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1522471.5
X: 3933851.2
S 01°58'30" E 5321.6 FT
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
SEC. 34
N
SW 1/4
SE 1/4
Soil survey from sheet 7
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
RD 57
RD 55
HWY 23
RD 38
FND IRON HANDLE
FND IRON PIPE
S 87°01'30" W 5302.2 FT
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR
07 Jan 2008

1000 500 0 1000

Scale 1" = 1000'

2.392 PDOP

GPS OPERATOR: NEAL MCCORMICK

Symbol		Symbol		Symbol	
☀	Dual Producer	o	Location	═══	Road
●	Oil well	——	Fence Line	= = =	Trail
☼	Gas Well	— —	Half-Sec. Line	⊕	Survey Monument
⌖	Dry Hole	— - - -	Section Line		

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 24 DECEMBER 2007	DATE OF DRAWING: 07 JANUARY 2008
	MURRAY #943-34-11	
	NW 1/4 NW 1/4 SEC. 34, T9N, R43W	
P.O. Box 296 Phone 970-774-3602	PRB OIL & GAS, INC.	
Holyoke, CO 80734 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W349N43GPS 7402-150

26638
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Phillips, covering approximately acres in Amherst Township, Phillips County, CO.

(b)	The portion of the leasehold estate constituting the Crowder 843-7-12 No. 26638 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is          feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26642
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from E & E OLTJENBRUNS dated 4-30-01 and recorded in Deed Book Volume 276, Page 121 in the Recorder’s Office of County, 215371 PHILLIPS, covering approximately 320 acres in 8N, 43W, SEC 18 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the ROLL No. 843-18-23 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ROLL 843-18-23, for BLACK RAVEN, by BARRY W SPECTOR, dated 12-24-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26642
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from US A6 BANK dated 10-18-08 and recorded in Deed Book Volume 228817,            in the Recorder’s Office of County, PHILLIPS, covering approximately 160 acres in 8N, 43W, SEC 18 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the ROLL No. 843-18-23 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of ROLL 843-18-23, for BLACK RAVEN, by BARRY W SPECTOR, , dated 12-24-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The surface elevation at this point is 3696 feet above m.s.l.

Note: This is not a land survey plat.

NOTHING FND USED CL RD FOR CONTROL
S 87°51'50" W 5474.9 FT
FND #4 REBAR NO CAP
RD 34
Soil survey from sheet 20
Phillips County Soil Survey Map
Rago and Kuma loams, 0-3% slopes (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
BASIS OF BEARING IS THE EAST LINE OF SEC. 18, T8N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. BEARS N 00°41'40" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER SEC. 18, T8N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3699.7' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
NW 1/4
NE 1/4
SEC. 18
S 00°01'30" W 5191.2 FT
N 00°41'40" W 5193.4 FT
205'
1680'
ELEV. 3696'
MILLET STUBBLE
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.66417
LON: -102.19789
2389'
HWY 23
BURLINGTON-NORTHERN RAILROAD
SE 1/4
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1501856.04
X: 3915876.81
RD 51
N
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR
NEAL E. McCORMICK
26602
FND #5 REBAR NO CAP
FND #4 REBAR NO CAP
N 87°54'30" E 5539.9 FT
1000 500 0 1000
Scale 1" = 1000'

2.078 PDOP

GPS OPERATOR: NEAL MCCORMICK

- ☼ Dual Producer
- ● Oil well
- ☼ Gas Well
- ○ Dry Hole
- ○ Location
- —— Fence Line
- — — Half-Sec. Line
- — - - — Section Line
- ═══ Road
- = = = Trail
- ◆ Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 17 OCTOBER 2008	DATE OF DRAWING: 27 OCTOBER 2008
	ROLL #843-18-23	
	NE 1/4 SW 1/4 SEC. 18, T8N, R43W	
	PRB OIL & GAS, INC.	
P.O. Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W188N43GPS 7402-185

26643
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from STR INVESTMENTS dated 3-9-01 and recorded in Deed Book Volume 276, Page 563 in the Recorder’s Office of County, 215563 PHILLIPS, covering approximately 229 acres in 8N 44 W SEC 1 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the STR No. 844-1-31 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of STR 844-1-31, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-28-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2695 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26644
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from BRINKEMA FARMS dated 3-21-01 and recorded in Deed Book Volume 275, Page 523 in the Recorder’s Office of County, PHILLIPS, covering approximately 208 acres in 8N 44W SEC 11 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the DIRKS No. 844-1-11-L5 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of DIRKS 844-1-11-L5, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 8-23-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2712 feet), subject to the landowner’s royalty interest and overriding royalty interests.

26646
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Phillips, covering approximately acres in Amherst Township, Phillips County, CO.

(b)	The portion of the leasehold estate constituting the Obtjenbruns Trust 844-13-23 No. 26646 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is          feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

26647
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from MARGIE FULSCHER dated 3-16-01 and recorded in Deed Book Volume 233, Page 296 in the Recorder’s Office of County, 187185 SEDGEWICK, covering approximately 880 acres in 9N 43W SEC 15 Township, SEDGEWICK County, CO.

(b)	The portion of the leasehold estate constituting the FULSCHER No. 943-15-14 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of FULSCHER 943-15-14, for BLACK RAVEN, by BARRY W SPECTOR, , dated 9-16-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat is an accurate representation showing the location of a proposed well. This location may be described as a point 860 feet North of the South line, and 640 feet east of the West line of Section 15, Township 9 North, Range 43 West of the 6th P.M. Sedgwick County, Colorado.

The surface elevation at this point is 3656 feet above m.s.l.

Note: This is not a land survey plat.

S 87°12'20" W 5227.4 FT
FND NAIL & SHINER
Rd. 4
NOTHING FND
USED CL RDS
FOR CONTROL
Basis of bearing is the west line of Sec. 15, T9N, R43W of the 6th P.M., Sedgwick County, CO. bears S 01°19'10" E between set monuments
Basis of elevation is a spot elevation at the Nw Corner of Sec. 15, T9N, R43W of the 6th P.M., Sedgwick County, CO = 3653' m.s.l.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
Soil survey from sheet 59
Sedgwick County Soil Survey Map
Julesburg loamy sand, 0-3% slopes (JuB)
Horizon A 0-7"
Horizon B 7-33"
Horizon C 33-60"
NW 1/4
NE 1/4
Rd. 55
Plant species from USNRCS:
Needleandthread
Little bluestem
Sideoats grama
Western wheatgrass
S 01°19'10" E 5312.8 FT
N 01°49'40" W 5316.0 FT
SEC. 15
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1534428.53
X: 3933511.41
N
SE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.75169
LON: -102.12991
640'
ELEV. 3656'
860'
GRASSLAND
Rd. 57
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
SEDGWICK COUNTY
N 87°15'00" E 2637.3 FT
Rd. 2
N 87°15'10" E 2637.2 FT
Rd. 44
PHILLIPS COUNTY
FND 2 7/8" PIPE/3 1/4" AC
PLS #10586
FND 2 7/8" PIPE/3 1/4" AC
PLS #10586
FND 2 7/8" PIPE/3 1/4" AC
PLS #10586
1000 500 0 1000

Scale 1' = 1000'

2.199 PDOP

GPS OPERATOR: NEAL MCCORMICK

Dual Producer	Location	Road
Oil well	Fence Line	Trail
Gas Well	Half-Sec. Line	Survey Monument
Dry Hole	Section Line	

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 04 NOVEMBER 2009	DATE OF DRAWING: 06 NOVEMBER 2009
	FULSCHER 943-15-14	
	SW 1/4 SW 1/4 SEC. 15, T9N, R43W	
	BLACK RAVEN ENERGY, INC.	
20575 C.R. 21 Haxtun, CO 80731 Phone 970-774-3602 Fax 970-774-3601	SEDGWICK COUNTY, COLORADO	

W159N43GPS 9402-115

26648
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DAVID & JULIE DIRKS dated 4-9-01 and recorded in Deed Book Volume 275, Page 703 in the Recorder’s Office of County, 215198 PHILLIPS, covering approximately          acres in 9N, 43W, SEC 22 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the DIRKS No. 943-22-21 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of DIRKS 943-22-21, for BLACK RAVEN, by BARRY W SPECTOR, , dated 12-28-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2713 feet), subject to the landowner’s royalty interest and overriding royalty interests.

N 87°15'00" E 2637.3 FT
N 87°15'00" E 2637.2 FT
Rd. 44 PHILLIPS COUNTY
FND 2 7/8" PIPE/3 1/4" AC
PLS #10586
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1532384.4
X: 3934931.3
LOCATION IS 50.3' FROM THE INSIDE TOWER TRACK AND 106.3' FROM THE OUTSIDE TOWER TRACK
1250'
2000'
ELEV. 3645'
2114'
1221'
CORN
DIRKS 5-22
DIRKS DISPOSAL 1-22
NE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.74594
LON: W -102.12507
SEC. 22
N 01°53'50" W 2668.4 FT
S 02°02'00" E 2669.4 FT
Basis of bearing is the north line of the NW 1/4 of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. bears N 87°15'00" E between set monuments.
Basis of elevation is a spot elevation at the NW Corner of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. = 3651' m.s.l.
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
Soil survey from sheet 7
Phillips County Soil Survey Map
Haxtun sandy loam, 0-3% slopes (HxB)
Horizon A 0-12"
Horizon B 12-33"
Horizon C 33-60"
N
SW 1/4
SE 1/4
N 01°54'10" W 2669.0 FT
S 02°05'50" E 2668.3 FT
Rd. 55
Rd. 57
S 87°15'30" W 2643.5 FT
S 87°15'30" W 2643.5 FT
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR

1000 500 0 1000
Scale 1" = 1000'

2.107 PDOP
GPS OPERATOR: NEAL MCCORMICK

- Dual Producer
- Oil well
- Gas Well
- Dry Hole
- Location
- Fence Line
- Half-Sec. Line
- Section Line
- Road
- Trail
- Survey Monument

GREAT PLAINS SURVEYING, INC.

P.O. Box 296
Holyoke, CO 80734
Phone 970-774-3602
Fax 970-774-3601

DATE OF FIELD WORK:	DATE OF DRAWING:
24 JULY 2007	26 JULY 2007

DIRKS #943-22-21

NE 1/4 NW 1/4 SEC. 22, T9N, R43W

PRB OIL & GAS, INC.

PHILLIPS COUNTY, COLORADO

W229N43GPS 7402-117

26650
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from JOE & DEB CROWDER dated 2-19-01 and recorded in Deed Book Volume 275, Page 317 in the Recorder’s Office of County, 215023 PHILLIPS, covering approximately 802 acres in 9N 43W SEC 31 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the OLSON No. 943-31-24 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of OLSON 942-31-24, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 2-3-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2697 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

S 87°39'40" W 5275.1 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
FND AXLE
Soil survey from sheet 6
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
BASIS OF BEARING IS THE WEST LINE SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, COLORADO BEARS S 01°29'40" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NW CORNER SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3687.3' M.S.L.
RD 49
RD 51
NW 1/4
NE 1/4
Plant species from USNRCS:
Blue grama
Western wheatgrass
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
S 01°29'40" E 5368.5 FT
N 01°41'20" W 5335.9 FT
SEC. 31
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1517310.53
X: 3919714.63
N
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
SE 1/4
GRASSLAND
ELEV. 3694'
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.70617
LON: -102.18198
2150'
496'
425'
N 87°13'40" E 1969.4 FT
N 87°21'40" E 3324.5 FT
FND #6 REBAR/2" AC PLS #37097
RD 38
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
FND #5 REBAR/1 1/2" AC ILLEGIBLE
1000 500 0 1000
Scale 1" = 1000'
2.174 PDOP
GPS OPERATOR: KEVIN MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

DATE OF FIELD WORK: 09 AUGUST 2010	DATE OF DRAWING: 17 AUGUST 2010
OLSON #943-31-24	
SE 1/4 SW 1/4 SEC. 31, T9N, R43W	
BLACK RAVEN ENERGY, INC.	
PHILLIPS COUNTY, COLORADO	

GREAT PLAINS SURVEYING, INC.
20575 CO. RD. 21
Haxtun, CO 80731
Phone 970-774-3602
Fax 970-774-3601

W319N43GPS

9402-14B

The accompanying plat Is an accurate representation showing the Location of a proposed well. This location nay be described as a point 425 feet North of the South line, and 2150 Feet east of the V/est tine of Section 31 , Township 9 North , Range 43 V/est of the 6th P.M. Phillips County , Colorado. The surface elevation at this point is 3694 feet above n,s I. Note’ This is not a land survey plat. There are no visible improvements within 400 feet of the location W319N43GPS 9402-148

26656
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from JANE KRUEGER dated 8-28-01 and recorded in Deed Book Volume 278, Page 7 in the Recorder’s Office of County, 216196 PHILLIPS, covering approximately 153 acres in 9N, 43W, SEC 32 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the WALTERS No. 943-32-34 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 32, SE QTR, for BLACK RAVEN, by BARRY W. SPECTOR, , dated 11-21-2007.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2719 feet), subject to the landowner’s royalty interest and overriding royalty interests.

S 87°13'00" W 5287.0 FT
FND AXLE
FND #5 REBAR/3 1/4" AC PLS #26602
RD 51
RD 53
NW 1/4
NE 1/4
N 01°54'10" W 2669.3 FT
BASIS OF BEARING IS THE EAST LINE OF THE NW 1/4 SEC. 32, T9N, R43W OF THE 6TH P.M., PHILLIPS CO. CO. BEARS N 01°54'0" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER SEC. 32, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3661.3' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
S 01°41'20" E 5335.9 FT
SEC. 32
FND #5 REBAR/3 1/4" AC PLS #26602
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1517698.4
X: 3925830.6
N 01°52'40" W 2668.5 FT
N
SW 1/4
WHEAT STUBBLE
ELEV. 3677'
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.70660
LON: W -102.15988
3241
2320'
525
N 87°14'30" E 1983.6 FT
N 87°14'10" E 3322.2 FT
FND #5 REBAR/3 1/4" AC PLS #26602
FND #5 REBAR/2" AC PLS #37897
RD 38
FND 2" PIPE
1000 500 0 1000

Scale 1" = 1000'

2.315 PDOP

GPS OPERATOR: NEAL MCCORMICK

- Dual Producer
- Oil well
- Gas Well
- Dry Hole
- o Location
- — Fence Line
- — — Half-Sec. Line
- — - - - Section Line
- ═══ Road
- = = = Trail
- Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 04 DECEMBER 2007	DATE OF DRAWING: 05 DECEMBER 2007
	WALTERS #943-32-34	
	SW 1/4 SE 1/4 SEC. 32, T9N, R43W	
P.O. Box 296 Holyoke, CO 80734	PRB OIL & GAS, INC.	
Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W329N43GPS 7402-148

The accompanying plat is an accurate representation showing the location of a proposed well This location nay be described as a point 525 feet North of the South line, and 2320 feet West of the East line of Section 32, Township 9 North , Range 4.3 West of the 6th P.M., Phillips County , Colorado, The surface elevation at this point is 3677 feet above nsl Note; This is not a land survey plat, There are no visible improvements within 200 feet of the location W329N43GPS 7402-148

26710
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from STATE of COLORADO dated 5-17-01 and recorded in Deed Book Volume 276, Page 905 in the Recorder’s Office of County, 215703 PHILLIPS, covering approximately 640 acres in 9N 44W SEC 36 Township, PHILLIPS County, CO.

(b)	The portion of the leasehold estate constituting the OLTJENBRUNS STATE No. 944-36-43 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 36, for BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-22-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The surface elevation at this point is 3701 feet above m.s.l.

Note: This is not a land survey plat.

S 86°50'30" W 5314.7 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10585
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
RD 40
BASIS OF BEARING IS THE EAST LINE SEC. 36, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, COLORADO BEARS N 01°29'40" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER SEC. 36, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3687.3' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
NW 1/4
NE 1/4
Soil survey from sheet 6
Phillips County Soil Survey Map
Rago and Kuma looms (Ro)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
S 01°43'10" E 5334.6 FT
N 01°29'40" W 5368.5 FT
SEC. 36
ELEV. 3701'
475'
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.71028
LON: W -102.19139
SW 1/4
WHEAT STUBBLE
1950'
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1518708.2
X: 3917052.3
RD 47
RD 49
N
87°11'20" E 1918.4 FT
N 87°12'20" E 3374.4 FT
RD38
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
FND 2 7/8" PIPE/3 1/4" AC PLS #10585
FND #6 REBAR/3 1/4" AC PLS #28802
1000 500 0 1000
Scale 1" = 1000'
2.329 PDOP
GPS OPERATOR: KEVIN MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 05 JANUARY 2008 / DATE OF DRAWING: 09 JANUARY 2008
	OLTJENBRUNS #944-36-43
	NE 1/4 SE 1/4 SEC. 36, T9N, R44W
	PRB OIL & GAS, INC.
P.O. Box 296 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO

W369N44GPS 7402-163

The accompanying plot is an accurate representation showing the location of a proposed well., This location nay be described as a point 1950 feet North of the South line, and 475 feet West of the East line of Section 36 , Township 9 North , Range 44 Vest of the 6th P.M., Phillips County , Colorado. The surface elevation at this point is 3707 feet above nvs.t. Note: This is not a land survey plat. There are no visible improvements within 200 feet of the location W369N44GPS 7402-763

26767
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from D & M DIRKS dated 4-9-01 and recorded in Deed Book Volume 275, Page 703 in the Recorder’s Office of County, 215189 PHILLIPS, covering approximately 160 acres in 9N, 43W, SEC 22 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the DIRKS No. 943-22-22 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 22 NE QTR, for BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-28-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2708 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

N 87°15'00" E 2637.3 FT
N 87°15'00" E 2637.2 FT
Rd. 44 PHILLIPS COUNTY
FND 2 7/8" PIPE/3 1/4" AC PLS #10566
LOCATION IS 74' FROM THE INSIDE TOWER TRACK AND 81.5' FROM THE OUTSIDE TOWER TRACKS
CORNSTALKS
DIRKS #943-22-21
1822'
623'
1761'
702'
ELEV. 3641'
DIRKS 5-22
DIRKS DISPOSAL 1-22
1583'
SEC. 22
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1531801.15
X: 3934711.31
NE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.74436
LON: -102.12594
DIRKS #943-22-42
N 01°53'50" W 2668.4 FT
S 02°02'00" E 2669.4 FT
Basis of bearing is the north line of the NW 1/4 of Sec 22, T9N, R43W of the 6th P.M., Phillips County, CO. bears N 87°15'00" E between set monuments.
Basis of elevation is a spot elevation at the NW Corner of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. = 3651' m.s.l.
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
SCHLACTER #943-22-23
SW 1/4
SE 1/4
Soil survey from sheet 7
Phillips County Soil Survey Map
Julesburg loamy sand, 3-5% slopes (JuC)
Horizon A 0-11"
Horizon B 11-28"
Horizon C 28-60"
N 01°54'10" W 2669.0 FT
S 02°05'50" E 2668.3 FT
Rd. 55
N
COLORADO REGISTERED NEAL E. McCORMICK 26602 PROFESSIONAL LAND SURVEYOR
S 87°15'30" W 2643.5 FT
S 87°15'30" W 2643.5 FT
1000 500 0 1000

1.824 PDOP

GPS OPERATOR: KEVIN MCCORMICK

Scale 1" = 1000'

- Dual Producer
- Oil well
- Gas Well
- Dry Hole
- Location
- Fence Line
- Half-Sec. Line
- Section Line
- Road
- Trail
- Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 24 DECEMBER 2010	DATE OF DRAWING: 10 JANUARY 2011
	DIRKS #943-22-22	
	SE 1/4 NW 1/4 SEC. 22, T9N, R43W	
	BLACK RAVEN ENERGY, INC.	
20575 Co. Rd. 21 Haxtun, CO 80731 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W229N43GPS 9402-159

The accompanying plat is an accurate representation showing the location of a proposed well This location nay be described as a point 1822 feet South of the North line, and 1761 feet East of the West line of Section 22, Township 9 North , Range 43 West of the 6th P.M., Phillips County , Colorado. The surface elevation at this point is 3641 feet n,s,l. Motet This is not a land survey plat. There are no visible improvements within 400 feet of the location , except an ex/sting center pivot irrigation system W229N43GPS 9402-159

26768
26769
26770
26773
27215
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from STATE of COLORADO dated 8-16-01 and recorded in Deed Book Volume 277, Page 55 in the Recorder’s Office of County, 215994 PHILLIPS, covering approximately 320 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the STATE No. 844-1-34 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 1 SOUTH HALF, FOR BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-23-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

RECEIVED
NOV 04 2008
COGCC

01765168

FND NAIL IN CL OF RDS
N 87°17'20" E 5316.8 FT
FND NAIL & SHINER
Rd. 4
Soil survey from sheet 59
Sedgwick County Soil Survey Map
Julesburg loamy sand,
3-5% slopes (JuC)
Horizon A 0-7"
Horizon B 7-33"
Horizon C 33-60"
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1533883.1
X: 3931203.6
Basis of bearing is the east line of Sec 16, T9N, R43W of the 6th P.M., Sedgwick County, CO. bears S 01°19'10" E between set monuments
Basis of elevation is a spot elevation at the NE Corner of Sec. 16, T9N, R43W of the 6th P.M., Sedgwick County, CO = 3653' m.s.l.
NW 1/4
NE 1/4
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: N 40.75044
LON: W -102.13831
Plant species from USNRCS
Needleandthread
Little bluestem
Sideoats grama
Western wheatgrass
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED.
THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
N 01°59'00" W 5312.6 FT
S 01°19'10" E 5312.8 FT
SEC. 16
SW 1/4
GRASSLAND
N
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR NEAL E. McCORMICK 26602
ELEV. 3647'
1680'
425'
Rd. 55
Rd. 53
SEDGWICK COUNTY
PHILLIPS COUNTY
Rd. 2
Rd. 44
S 87°16'40" W 5255.2 FT
FND #6 REBAR/2 1/2" AC PLS #37897
FND 2 7/8" PIPE/3 1/4" AC PLS #10588
1000 500 0 1000
Scale 1" = 1000'
2.623 PDOP
GPS OPERATOR: NEAL MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 24 DECEMBER 2007	DATE OF DRAWING: 07 JANUARY 2008
	FULSCHER #943-16-34	
	SW 1/4 SE 1/4 SEC. 16, T9N, R43W	
	PRB OIL & GAS, INC.	
P.O. Box 295 Holyoke, CO 80734 Phone 970-774-3602 Fax 970-774-3601	SEDGWICK COUNTY, COLORADO	

W169N43GPS 7402-152

The accompanying plat Is an accurate representation showing the location of a proposed well. This location nay be described as a point 425 feet North of the South line, and 7660 feet West of the East line of Section ?6, Township 9 Worth , Range 43 West of the 6th P.M., Sedgwick Countv , Colorado. The surface elevation at this point Is 3647 feet above m.s.l. Note’ This Is not a land survey plat. There are no visible Improvements within 200 feet of the location M69N43GPS 7402-152

The surface elevation at this point is 3661 feet above m.s.l.

Note: This is not a land survey plat.

N 87°17'10" E 5252.9 FT
SEDGWICK COUNTY
PHILLIPS COUNTY
Rd. 2
Rd 44
Basis of bearing is the east line of the NE 1/4 of Sec. 21, T9N, R43W of the 6th P.M., Phillips Co. CO bears S 01°53'50" E between set monuments
Basis of elevation is a spot elevation at the NE Corner of Sec. 21, T9N, R43W of the 6th P.M., Phillips County, Colorado = 3651 m.s.l.
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
Soil survey from sheet 6 Phillips County Soil Survey Map
Rago and Kuma loams (Ro)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
HAROLD 4-21
NW 1/4
NE 1/4
LEBSACK 7-21
SEC. 21
250'
349'
2279'
ELEV. 3661'
WINTER WHEAT
1234'
ENNINGA 12-21
2378'
2418'
ENNINGA #943-21-14
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.74123
LON: -102.14306
SE 1/4
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1530479.44
X: 3930014.93
N 01°49'40" W 5336.8 FT
S 01°53'50" E 2668.4 FT
S 01°54'10" E 2669.0 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
FND #6 REBAR/3 1/4" AC PLS #26602
S 87°17'40" W 5259.7 FT
Rd. 53
Rd. 55
N
COLORADO REGISTERED PROFESSIONAL LAND SURVEYOR
NEAL E. McCORMICK
26602
1000 500 0 1000
Scale 1" = 1000'
2.409 PDOP
GPS OPERATOR: KEVIN MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.

20575 Co. Rd. 21 Phone 970-774-3602
Haxtun, CO 80731 Fax 970-774-3601

DATE OF FIELD WORK: 24 DECEMBER 2010	DATE OF DRAWING: 10 JANUARY 2011
ENNINGA #943-21-23	
NE 1/4 SW 1/4 SEC. 21, T9N, R43W	
BLACK RAVEN ENERGY, INC	
PHILLIPS COUNTY, COLORADO	

W219N43GPS 9402-160

The accompanying plat is an accurate representation showing the location of a proposed well- This location nay be described as a point 2478 feet North of the South line, and 2279 feet east of the Vest line of Section 21, Township 9 North , Range 43 West of the 6th P.M. Phillips County , Colorado. The surface elevation at this point is 3667 feet above n-s.l. Note» This is not a land survey plat. There are no visible improvements within 400 feet of the location W219N43GPS 9402-160

The accompanying plat is an accurate representation showing the location of a proposed welt. This location nay be described as a point 1025 feet North of the South line, and 1447 Feet east of the West line of Section 6, Township 8 Worth , Range 43 West of the 6th P.M. Phillips County , Colorado The surface elevation at this point Is 3704 Feet above nsl. Notei This is not a land survey plat There are no visitote improvements within 400 feet oF the location W68N43GPS 9402-166

The accompanying plot is an accurate representation showing the location of a proposed well. This location may be described as a point .3434 feet South of the North line, anci 1280 feet West of the East line oF Section 5 , Township 8 North , Range 4.3 West oF the 6th P.H , Phillips County, Colorado The surface elevation at this point is .5683 feet above n s i. Note This is not a land survey plat There are no visible improvements within •100 feet of the location W58N45GPS 94-02-164

The surface elevation at this point is 3688 feet above m.s.l.

Note: This is not a land survey plat.

S 87°39'40" W 5275.1 FT
FND AXLE
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1517289.37
X: 3921034.15
BASIS OF BEARING IS THE WEST LINE SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, COLORADO BEARS S 01°29'40" E BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NW CORNER SEC. 31, T9N, R43W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3687.3' M.S.L.
RD 51
RD 49
NW 1/4
NE 1/4
Soil survey from sheet 6
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.70598
LON: -102.17723
S 01°29'40" E 5368.5 FT
N 01°41'20" W 5335.9 FT
SEC. 31
400' BUFFER
200'X200' DISTURBANCE AREA
SW 1/4
1823'
ELEV 3688'
BRINKEMA 943-31-44
672'
344
WINTER WHEAT
N 87°13'40" E 1969.4 FT
RD 38
N 87°21'40" E 3324.5 FT
1000 500 0 1000
Scale 1" = 1000'
NEAL E. McCORMICK
26602

1.96 PDOP

GPS OPERATOR: NEAL MCCORMICK

- Dual Producer
- Oil well
- Gas Well
- Dry Hole
- Location
- Fence Line
- Half-Sec. Line
- Section Line
- Road
- Trail
- Survey Monument

GREAT PLAINS SURVEYING, INC.	DATE OF FIELD WORK: 15 JANUARY 2011	DATE OF DRAWING: 17 JANUARY 2011
	BRINKEMA #943-31-34	
	SW 1/4 SE 1/4 SEC. 31, T9N, R43W	
	BLACK RAVEN ENERGY, INC.	
20575 CO. RD 21, Haxtun, CO 80731 — Phone 970-774-3602, Fax 970-774-3601	PHILLIPS COUNTY, COLORADO	

W319N43GPS 9402-165

The accompanying plat is an accurate representation showing the location of a proposed well, This location may be described as a point .344 feet North of the South line, and 182-3 feet West of the East line of Section 31 , Township 9 North , Range 43 Vest of the 6th P.M., Phillips County , Colorado, The surface elevation at this point is 36S5 Feet above ri.si-Note- This is not a (and survey plat There are no visible improvements within 400 Feet of the location , except on existing overhead power line and Co Re/ 38, n W3WN43GPS 9402-165

26771
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from STATE of COLORADO dated 5-17-01 and recorded in Deed Book Volume 275, Page 703 in the Recorder’s Office of County, 215703 PHILLIPS, covering approximately 640 acres in 9N, 44W, SEC 36 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the OLTJENBRUNS No. 944-36-34 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 36, for BLACK RAVEN, by BARRY W. SPECTOR, , dated 12-22-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

S 86°50'30" W 5314.7 FT
FND 2 7/8" PIPE/3 1/4" AC PLS #10566
RD 40
FND 2 7/8" PIPE/3 1/4" AC PLS #10566
BASIS OF BEARING IS THE EAST LINE SEC. 36, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, COLORADO BEARS N 01°29'40" W BETWEEN SET MONUMENTS
BASIS OF ELEVATION IS A SPOT ELEVATION AT THE NE CORNER SEC. 36, T9N, R44W OF THE 6TH P.M., PHILLIPS COUNTY, CO. = 3687.3' M.S.L.
BEARINGS AND DISTANCES SHOWN ARE NAD 83 GRID AND ARE FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
NW 1/4
NE 1/4
Soil survey from sheet 6
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-9"
Horizon B 9-26"
Horizon C 26-60"
S 01°43'10" E 5334.6 FT
SEC. 36
N 01°29'40" W 5368.5 FT
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1517263.32
X: 3916154.29
SW 1/4
WINTER WHEAT
N
COLORADO REGISTERED
NEAL E. McCORMICK
26602
PROFESSIONAL LAND SURVEYOR
RD 47
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.70641
LON: -102.19482
ELEV. 3712'
1410'
551'
RD 49
N 87°11'20" E 1918.4 FT
N 87°12'20" E 3374.4 FT
RD38
FND 2 7/8" PIPE/3 1/4" AC PLS #10566
FND #6 REBAR/3 1/4" AC PLS #26602
FND 2 7/8" PIPE/3 1/4" AC PLS #10566
1000 500 0 1000

1.832 PDOP

GPS OPERATOR: NEAL MCCORMICK

Symbol	Meaning
☀	Dual Producer
●	Oil well
☼	Gas Well
◇	Dry Hole
o	Location
—	Fence Line
— · —	Half-Sec. Line
— — — —	Section Line
═══	Road
= = =	Trail
◆	Survey Monument

Scale 1" = 1000'

REVISED: 12 JANUARY 2011

GREAT PLAINS SURVEYING, INC.

20575 Co. Rd. 21
Haxtun, CO 80731

Phone 970-774-3602
Fax 970-774-3601

DATE OF FIELD WORK: 27 JULY 2007

DATE OF DRAWING: 02 AUGUST 2007

OLTJENBRUNS STATE #944-36-34

SW 1/4 SE 1/4 SEC. 36, T9N, R44W

BLACK RAVEN ENERGY, INC.

PHILLIPS COUNTY, COLORADO

W369N44GPS 7402-134R1

The accompanying plat is an accurate representation showing the location of a proposed well. This location nay be described as a point 557 Feet North of the South line, and 7470 feet West of the East line of Section 36, Township 9 North , Range 44 West of the 6th P.M., Phillips County , Colorado. The surface elevation at this point is 3772 feet above m.s I. Note: this is not a land survey plat. There are no visible improvements within 400 feet of the location W369N44CPS 7402-134RI

26772
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from DUDDEN ELEVATOR dated 5-7-03 and recorded in Deed Book Volume 219592,                      in the Recorder’s Office of County, PHILLIPS, covering approximately 160 acres in 9N, 43W, SEC 22 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the SCHLACTER No. 943-22-13 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SCHLACTER 943-22-23, for BLACK RAVEN, by BARRY W. SPECTOR, , dated 10-14-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2700 feet), subject to the landowner’s royalty interest and overriding royalty interests.

N 87°15'00" E 2637.3 FT
N 87°15'00" E 2637.2 FT
Rd. 44 PHILLIPS COUNTY
N 01°53'50" W 2668.4 FT
S 02°02'00" E 2669.4 FT
NW 1/4
NE 1/4
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1530191.49
X: 3933724.47
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.74005
LON: -102.12972
Basis of bearing is the north line of the NW 1/4 of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. bears N 87°15'00" E between set monuments
Basis of elevation is a spot elevation at the NW Corner of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. = 3651' m.s.l.
SEC. 22
ELEV. 3646'
721'
884'
1955'
WHEAT STUBBLE
Soil survey from sheet 7
Phillips County Soil Survey Map
Ascalon sandy loam.
0-3% slopes (AsB)
Horizon A 0-10"
Horizon B 10-19"
Horizon C 19-60"
SE 1/4
N 01°54'10" W 2669.0 FT
S 02°05'50" E 2668.3 FT
Rd. 55
Rd. 57
S 87°15'30" W 2643.5 FT
S 87°15'30" W 2643.5 FT
26602
1000 500 0 1000
Scale 1" = 1000'
2.565 PDOP
GPS OPERATOR: KEVIN MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.
20575 Co. Rd. 21 Phone 970-774-3602
Haxtun, CO 80731 Fax 970-774-3601

DATE OF FIELD WORK:	DATE OF DRAWING:
24 DECEMBER 2010	10 JANUARY, 2011
SCHLACTER #943-22-13	
NW 1/4 SW 1/4 SEC. 22, T9N, R43W	
BLACK RAVEN ENERGY, INC.	
PHILLIPS COUNTY, COLORADO	

W229N43GPS 9402-161

The accompanying plat Is an accurate representation showing the- location of a proposed well. This location nay be described as a point 1955 Feet North of the South line, and 721 feet east of the West line of Section 22, Township 9 North , Range 45 West of the 6th P.M Phillips County , Colorado. The surface elevation at this point Is 3646 feet above ns.l Note’ This is not a land survey plat. There are no visible improvements within 400 feet of the location W229N43GPS 9402-161

27213
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from D&S CLAYMON dated 2-19-01 and recorded in Deed Book Volume 275, Page 327 in the Recorder’s Office of County, 215028 PHILLIPS, covering approximately 855 acres in 8N 43W SEC 6 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the CLAYMON No. 843-6-11-25 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 6, SE QTR, FOR BLACK RAVEN, by BARRY W. SPECTOR, _______, dated 1-25-2010.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2684 feet), subject to the landowner’s royalty interest and overriding royalty interests.

The accompanying plat Is on accurate representation showing the location of a proposed well. This location may be described as a point 1370 feet South of the North line, end 200 feet East of the West line of Section 6 , Township 8 North . Range 43 West of the 6th P.M, Phillips County . Colorado The surface elevation at this point is 3715 Feet msi. Note This is not a land survey plat There are no visible Improvements within 400 Feet of the location , except an existing County Road

27214
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)
Oil and Gas Lease from D&M DIRKS dated 4-9-01 and recorded in Deed Book Volume 221005,           in the Recorder’s Office of County, PHILLIPS, covering approximately 173 acres in 9N, 43W, SEC 22 Township, PHILLIPS County, COLORADO.

(b)	The portion of the leasehold estate constituting the DIRKS No. 943-22-31 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of SEC 22, NE QTR, for BLACK RAVEN, by BARRY W. SPECTOR, ______, dated 12-28-2009.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is 2708 feet), subject to the landowner’s royalty interest and overriding royalty interests.

Note: This is not a land survey plat.

N 87°15'00" E 2637.3 FT
N 87°15'00" E 2637.2 FT
Rd 44 PHILLIPS COUNTY
FND 2 7/8" PIPE/3 1/4" AC PLS #10586
477'
CORNSTALKS
ELEV. 3632'
2153'
2356'
LOCATION IS 20' FROM THE LAST TOWER TRACK
NAD 83
COLORADO NORTH ZONE
DECIMAL DEGREES
LAT: 40.74809
LON: -102.12100
DIRKS #943-22-21
NW 1/4
DIRKS 5-22
DIRKS DISPOSAL 1-22
DIRKS #943-22-42
SEC. 22
N 01°53'50" W 2668.4 FT
S 02°02'00" E 2669.4 FT
Basis of bearing is the north line of the NW 1/4 of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. bears N 87°15'00" E between set monuments.
Basis of elevation is a spot elevation at the NW Corner of Sec. 22, T9N, R43W of the 6th P.M., Phillips County, CO. = 3651' m.s.l.
BEARINGS AND DISTANCES SHOWN ARE GROUND MEASURED AND FIELD MEASURED. THE LOCATION DISTANCES ARE AT RIGHT ANGLES FROM THE NEAREST NORTH-SOUTH AND EAST-WEST SECTION LINES OF SAID SECTION
NAD 83
COLORADO NORTH ZONE
X, Y COORDINATES
Y: 1533211.35
X: 3936026.27
Soil survey from sheet 7
Phillips County Soil Survey Map
Rago and Kuma loams (Ra)
Horizon A 0-5"
Horizon B 5-26"
Horizon C 26-60"
SW 1/4
SE 1/4
N 01°54'10" W 2669.0 FT
S 02°05'50" E 2668.3 FT
Rd. 55
Rd. 57
COLORADO REGISTERED NEAL E. McCORMICK 26602 PROFESSIONAL LAND SURVEYOR
S 87°15'30" W 2643.5 FT
S 87°15'30" W 2643.5 FT
1000 500 0 1000
Scale 1" = 1000'
3.94 PDOP
GPS OPERATOR: KEVIN MCCORMICK
Dual Producer
Oil well
Gas Well
Dry Hole
Location
Fence Line
Half-Sec. Line
Section Line
Road
Trail
Survey Monument

GREAT PLAINS SURVEYING, INC.	REVISED: 24 DECEMBER 2010
	DATE OF FIELD WORK: 24 JULY 2007 / DATE OF DRAWING: 26 JULY 2007
	DIRKS #943-22-31
	NW 1/4 NE 1/4 SEC. 22, T9N, R43W
	BLACK RAVEN ENERGY, INC.
20575 Co. Rd. 21 Haxtun, CO 80731 Phone 970-774-3602 Fax 970-774-3601	PHILLIPS COUNTY, COLORADO

W229N43GPS 9402-162R

The accompanying plat is an accurate representation showing the location oF a proposed well. This location nay be described as a point 477 feet South oF the North line, and 2)5.3 feet West of the East tine of Section 22 , Township 9 North _____ , Range 43 Vest of the 6th P.M., Phillips County _____ , Colorado. The surface elevation at this point is 3632 feet above m.s.l, Note; This is not a land survey plat, There are no visible improvements within 400 feet of the location., except on existing center pivot ‘irrigation system 9402- 162R

30496
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Alcona, covering approximately acres in Caledonia Township, Alcona County, MI.

(b)	The portion of the leasehold estate constituting the Davis #C2-29 No. 30496 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 83.125% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32031
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Harting A3-35 HD No. 32031 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 79.75% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32038
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Telligman A1-23 HDN No. 32038 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.58% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32039
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Telligman, John A1-23 HDS No. 32039 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32045
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Kirkwood B2- 5HD No. 32045 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.5% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32046
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Lisman B4- 29 HDS No. 32046 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32054
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Diekman A2-2 HDN No. 32054 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                    feet), subject to the landowner’s royalty interest and overriding royalty interests.

32055
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Diekman, Robert A2-2 HDS No. 32055 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32089
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Alcoma, covering approximately acres in Alcoma Township, Alcoma County, MI.

(b)	The portion of the leasehold estate constituting the Errigo D1-29 No. 32089 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 83.125% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32095
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Kirk B1-8 HD No. 32095 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32096
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Hooper D4-17 HDN No. 32096 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 82.40084% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32097
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Williams, Marvin D1-17+IDS No. 32097 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 83.84612% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32098
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Boberg D1-34 HDN No. 32098 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32099
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Rasera A1-24 HDS No. 32099 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32100
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Buescher B3-14 HDS No. 32100 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32123
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Sullivan, covering approximately acres in Bill Township, Sullivan County, IN.

(b)	The portion of the leasehold estate constituting the Shrum A3-21 HDS No. 32123 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 90% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32125
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Diekman D4-13 HDN No. 32125 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 83.52697% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32131
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Koenig A3-9 HDN No. 32131 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32132
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Dix & Strate D1-10 HDN No. 32132 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32133
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Hooper, Daniel D4-17 HDS No. 32133 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76.5252% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32134
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Rusk, Vera D2-21 HDS No. 32134 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76.15322% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32135
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Holscher D3-27 HDN No. 32135 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32138
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Koenig D4-17 HDN No. 32138 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32140
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Kirkwood B4-5 HDN No. 32140 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 82.932% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32142
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Busseron Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Polk, Mary C1-22 HDS No. 32142 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32145
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Dellinger A1-11- HDS No. 32145 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32146
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Franklin A3-10 HDS No. 32146 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32156
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Busseron Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Kerns D4-9 HDN No. 32156 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32158
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Schuckman, Alvin & Carl D1-4 HDS No. 32158 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32159
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Johannings meier, Carl C3-27 HDS No. 32159 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 81.75% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32163
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Sargent D3-6 HDN No. 32163 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32165
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Daugherty D3-12 HDN No. 32165 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87.58551% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is              feet), subject to the landowner’s royalty interest and overriding royalty interests.

32167
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Chattin C1-1 HDS No. 32167 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32168
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Debu isseret D4-4 HDN No. 32168 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32169
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Busseron Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Schulze D2-33 HDN No. 32169 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32170
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Busseron Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Schulze, Michael D-233 HDS No. 32170 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32173
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Kerns, Carolyn D4-9 HDS No. 32173 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32177
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Hagemeier A2-19 HDS No. 32177 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32179
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Carmichael A1-35 HDN No. 32179 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32188
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Kalkaska, covering approximately acres in Clearwater Township, Kalkaska County, MI.

(b)	The portion of the leasehold estate constituting the Newkirk B4-12 No. 32188 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32198
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Otsego, covering approximately acres in Elmiva Township, Otsego County, MI.

(b)	The portion of the leasehold estate constituting the Drinde B4-22 No. 32198 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32205
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Heidenreich, Mary D3-18 HDSRS No. 32205 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80.75% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32210
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Antrim, covering approximately acres in Chestonia Township, Antrim County, MI.

(b)	The portion of the leasehold estate constituting the Tannehill C3-19 No. 32210 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32212
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Washington Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Rust D4-36 HDS No. 32212 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 85,50204% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32217
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Vigo Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Buescher, ET AL B3-14 HDN No. 32217 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 80% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32220
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Daviess, covering approximately acres in Barr Township, Daviess County, IN.

(b)	The portion of the leasehold estate constituting the Wagler A4-16 HDS No. 32220 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32221
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Daviess, covering approximately acres in Washington Township, Daviess County, IN.

(b)	The portion of the leasehold estate constituting the Mattingly D1-S HDN No. 32221 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32241
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Williams, S1-HD No. 32241 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32242
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Telligman Farms 1-HD No. 32242 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 87,7765% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32245
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Harrison Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Wilson A3-32 HDN No. 32245 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32251
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Harrison Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Williams D2-27 HDN No. 32251 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20 .

(d)	The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is feet), subject to the landowner’s royalty interest and overriding royalty interests.

32253
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Palmyra Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Carnahan C1-24-66 HDN No. 32253 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32274
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Harrison Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the McCormich C1-4-84 HDN No. 32274 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32277
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Kalkaska, covering approximately acres in Boardman Township, Kalkaska County, MI.

(b)	The portion of the leasehold estate constituting the Lucas 1-13 HD No. 32277 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32278
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Antrim, covering approximately acres in Mancelona Township, Antrim County, MI.

(b)	The portion of the leasehold estate constituting the St. Mancelonia 1-28 HD No. 32278 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32294
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Schroeder Farms 1-14 No. 32294 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 54.4927% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

No lease assignment. Well was dry and plugged.

32295
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Missaukee, covering approximately acres in Norwich W Township, Missaukee County, MI.

(b)	The portion of the leasehold estate constituting the St. Norwich 1-6 HD No. 32295 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32299
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Barr Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Bradley #D2-2 HDN No. 32299 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32301
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Rusk D2-21 HDN-A No. 32301 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76,15635% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32303
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Widner Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Courter A3-24 HDN No. 32303 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 76% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32340
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Palmyra Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Otten Ad-13-91 HDN No. 32346 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32342
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Palmyra Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Ice D3-24-80 HDN No. 32342 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32343
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Steen Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Carnahan B3-18-103 HDN No. 32343 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32349
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Steen Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Downen B1-32-82 HDN No. 32349 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32361
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Palmyra Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Carnahan C2-13-79 HDN No. 32361 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.

32362
DESCRIPTION OF LEASES AND WELL LOCATIONS
1.	WELL LOCATION
(a)	Oil and Gas Lease from dated and recorded in Deed Book Volume , Page in the Recorder’s Office of County, Knox, covering approximately acres in Palmyra Township, Knox County, IN.

(b)	The portion of the leasehold estate constituting the Carnahan A4-26-65 HDS No. 32362 Well Location is described on the map attached hereto as Exhibit A-1.

(c)	Title Opinion of , , , , dated 20__.

(d)
The Developer’s interest in the leasehold estate constituting the Well Location is an undivided 100% Working Interest to those oil and gas rights from the surface to the deepest depth penetrated at the cessation of drilling activities (which is                      feet), subject to the landowner’s royalty interest and overriding royalty interests.